Exhibit 10.165

CaliforniaCare Medical Services Agreement, effective January 1, 2001, between Blue Cross of California and Affiliates and Prospect Health Source Medical Group.

*** Confidential Treatment requested

CaliforniaCare

MEDICAL SERVICES AGREEMENT

CALIFORNIACARE
MEDICAL SERVICES AGREEMENT

TABLE OF CONTENTS

I.	RECITALS
II.	DEFINITIONS
III.	RELATIONSHIP BETWEEN BLUE CROSS AND PARTICIPATING MEDICAL GROUP
IV.	PARTICIPATING MEDICAL GROUP SERVICES AND RESPONSIBILITIES
V.	BLUE CROSS SERVICES AND RESPONSIBILITIES
VI.	ELIGIBILITY LISTINGS
VII.	COMPENSATION TO PARTICIPATING MEDICAL GROUP
VIII.	ENROLLMENT PROTECTION
IX.	NON-CAPITATED SERVICES
X.	OUTPATIENT PRESCRIPTION DRUG EXPENSE
XI.	QUALITY MANAGEMENT BONUS
XII.	BILLING FOR HMO-USA AWAY FROM HOME CARE SERVICES
XIII.	TERM OF AGREEMENT, TERMINATION
XIV.	ARBITRATION OF DISPUTES BETWEEN BLUE CROSS AND PARTICIPATING MEDICAL GROUP
XV.	CALIFORNIACARE MEMBER GRIEVANCE SYSTEM
XVI.	MISCELLANEOUS PROVISIONS

EXHIBITS

CALIFORNIACARE

MEDICAL SERVICES AGREEMENT

This AGREEMENT is effective on January 1, 2001 between BLUE CROSS OF CALIFORNIA and Affiliates (jointly and severally “BLUE CROSS”) and Prospect Health Source Medical Group, (“PARTICIPATING MEDICAL GROUP”).

I.              RECITALS

1.01             BLUE CROSS is a California Corporation licensed by the Director of the California Department of Managed Health Care to operate a health care service plan pursuant to the Knox-Keene Health Care Service Plan Act of 1975 and the Rules of the Director of the California Department of Managed Health Care promulgated thereunder (California Health & Safety Code, Sections 1340 to 1399.64 and California Code of Regulations, Sections 1300.43 to 1300.99, collectively, the “Knox-Keene Act”), including without limitation to issue Benefit Agreements covering the provision of health care services and to enter into agreements with PARTICIPATING MEDICAL GROUP.

1.02             PARTICIPATING MEDICAL GROUP is a Professional Corporation, a legal entity organized under the laws of the State of California and comprised of physicians who desire to provide and arrange for health services to persons who are enrolled in BLUE CROSS’ CALIFORNIACARE programs.

II.            DEFINITIONS

2.01             “Adjusted Per Member Per Month Non-Capitated Expense” means the PARTICIPATING MEDICAL GROUP’s Per Member Per Month Non-Capitated Expense after adjustments for the PARTICIPATING MEDICAL GROUP’s mix of Member age/sex and plan, and the PARTICIPATING MEDICAL GROUP’s stop-loss and regional relativities for use in identifying the PARTICIPATING MEDICAL GROUP’s Non-Capitated Performance Settlement.

2.02             “Affiliate” means a corporation or other organization owned or controlled, either directly or through parent or subsidiary corporations, by BLUE CROSS, or under common control with BLUE CROSS.

2.03             “Age/Sex Factors” means the factors used to adjust PARTICIPATING MEDICAL GROUP’s Per Member Per Month Non-Capitated Expenses to account for cost variations attributable to the mix of Member age and sex.

2.04             “Alternative Birthing Center Services” means services rendered by an Alternative Birthing Center.  Alternative Birthing Center Services include related services such as equipment, surgical and anesthetic supplies, oxygen and drugs, blood and blood processing, laboratory procedures and diagnostic imaging.

2.05             “Ambulance Services” means transportation services provided by a licensed ambulance company.

2.06             “Attachment Point” is the point at which no settlement shall be made if the PARTICIPATING MEDICAL GROUP’s Adjusted Per Member Per Month Non-Capitated Expense equals or exceeds that amount.  The Attachment Point is shown in the Non-Capitated Performance Settlement Schedule as set forth in Exhibit F.

2.07             “Away From Home Care” means urgent care, Away from Home Emergency Care, routine care, and follow-up care as defined in the HMO-USA member’s plan certificate or benefit agreement.

2.08             “Benefit Agreement(s)” means the written agreement(s) entered into between BLUE CROSS and groups or individuals, under which BLUE CROSS provides, indemnifies, or administers health benefits to persons enrolled in BLUE CROSS programs including, but not limited to, the CALIFORNIACARE programs or the BLUE CROSS PLUS program.  “Benefit Agreement(s)” also mean arrangements established by BLUE CROSS and/or one or more of its Affiliates, or by persons or entities utilizing the BLUE CROSS Managed Care Network pursuant to a contract with BLUE CROSS and/or one or more of its Affiliates.  Subject to the terms hereof, BLUE CROSS and/or one or more of its Affiliates may contract, on PARTICIPATING MEDICAL GROUP’s behalf, with Other Payors wishing to utilize the services of the BLUE CROSS Managed Care Network, incorporating the terms and conditions of this Agreement.

2.09             “BLUE CROSS Managed Care Network” means the network of health care providers that have entered into contracts with BLUE CROSS and/or one or more of its Affiliates pursuant to which those providers have agreed to participate in the CALIFORNIACARE, BLUE CROSS PLUS and other programs that are to be conducted pursuant to Benefit Agreements.

2.10             “BLUE CROSS Services” means all CALIFORNIACARE Covered Medical Services which are designated in this Agreement or in the Division of Financial Responsibility as BLUE CROSS Services.

2.11             “BLUE CROSS PLUS” means a point of service option benefit plan offered by BLUE CROSS under which enrolled Members may, at the time benefits are selected, elect to receive benefits from either a CALIFORNIACARE provider or another licensed provider.

2.12             “CALIFORNIACARE” means direct care prepayment plan(s) offered by BLUE CROSS.

2.13             “CALIFORNIACARE Case Manager”  means a CALIFORNIACARE employee charged with assisting PARTICIPATING MEDICAL GROUPs in case management.

2.14             “CALIFORNIACARE Coordinator” means an employee of PARTICIPATING MEDICAL GROUP as set forth in Section 4.08B.

2.15             “CALIFORNIACARE Hospital” means a hospital which has entered into an agreement with BLUE CROSS to provide Hospital Services to Members.

2.16             “CALIFORNIACARE Quality Management Representative” means an employee of BLUE CROSS responsible for the CALIFORNIACARE Quality Management Program.

2.17             “Capitation” means a uniform prepayment fee per Member per month, adjusted by age-sex, based on the Benefit Agreement issued to each Subscriber and the services due thereunder.

2 18             “Capitation Services” means all CALIFORNIACARE Covered Medical Services which are not otherwise defined in this Agreement or in the Division of Financial Responsibilities (Exhibit A-1 hereto) as Non-Capitated Services.

2.19             “Case Management Program” means a program that assesses the Member’s medical needs and includes working with PARTICIPATING MEDICAL GROUP and other Participating Providers to explore and coordinate treatment alternatives that may (1) be more cost effective; (2) result in better medical outcomes; (3) achieve benefit savings; and (4) increase Member satisfaction.

2.20             “Case Management Stop-Loss Threshold” means the level at which stop-loss under Section 9.03 herein shall apply to PARTICIPATING MEDICAL GROUP’s Non-Capitated Performance Settlement.

2.21             “Covered Medical Services” means the services and benefits covered under the Benefit Agreements.  A matrix of those services and benefits is set forth in Exhibit A (incorporated by reference herein).

2.22             “Covered Persons” means Members, enrollees, dependents and other beneficiaries who are covered by an Affiliate’s Benefit Agreement or by an Other Payor.

2.23             “Customary and Reasonable Charges” (C&R) means:

A.           “Customary” means the fee that falls within the range of prevailing fees charged by physicians and surgeons or other licensed providers of the same service within the same area for the performance of a specific service or procedure, and

B.             “Reasonable” means the fee that meets the requirements of Customary and is justified, considering complications or special circumstances with respect to the performed services or procedure.

C&R charges are determined by BLUE CROSS.

2.24             “Emergency” means a sudden onset of a medical condition manifesting itself by acute symptoms of sufficient severity (including, without limitation, sudden and unexpected severe pain) such that the patient may reasonably believe that the absence of immediate medical or psychiatric attention could reasonably result in any of the following:

A.           Placing the patient’s health in serious jeopardy,

B.             Serious impairment to bodily functions,

C.             Other serious medical or psychiatric consequences, or

D.            Serious and/or permanent dysfunction of any bodily organ or part.

2.25             “Enrollment Protection” is a program to limit PARTICIPATING MEDICAL GROUP’s risk with respect to any individual Member who requires Capitation Services in excess of the limit of liability per individual Member per calendar year, as set forth in Article VIII, ENROLLMENT PROTECTION, below.

2.26             “Extension of Benefits” means extended benefits which may be available to Members who are totally disabled on the date of termination of their Benefit Agreement.  Extended benefits shall have the meaning set forth in the group coverage agreement applicable to the Member.

2.27             “Health Professional” means any of the following: A doctor of medicine or osteopathy, licensed to practice medicine or osteopathy where the care is received, or a dentist, an optometrist, a podiatrist or chiropodist, a clinical psychologist, a chiropractor, a clinical social worker, a marriage family and child counselor, a physical therapist, a speech pathologist, an audiologist, an occupational therapist, a physician assistant, a registered nurse, a nurse practitioner and/or nurse midwife providing services within the scope of practice as defined by the appropriate clinical license and/or regulatory board.

2.28             “Hemodialysis Services” means services rendered by a Medicare certified hemodialysis provider.  Hemodialysis Services include facility charges, use of facility equipment and supplies, laboratory tests and drugs administered in conjunction with on-site treatment.

2.29             “HMO-USA” means a nationwide network of Blue Cross and Blue Shield Plan HMOs (Participating Plans) sponsored by Blue Cross and Blue Shield Association (BCBSA).  BCBSA Participating Plan HMOs have entered into Agreements to provide each other’s members with guest memberships, urgent care and Emergency care, routine care, and follow-up care as pre-approved and authorized by BLUE CROSS when the member is traveling away from his or her Home HMO-USA participating plan.

2.30             “Home HMO” means the participating plan in which a HMO-USA participating plan member is enrolled.

2.31             “Hospice Services” means services rendered to terminally ill patients, by a Medicare certified hospice provider that are (a) covered by a Benefit Agreement and (b) ordered or authorized by PARTICIPATING MEDICAL GROUP.

2.32             “Hospital Services” means Medically Necessary acute and sub-acute care inpatient and hospital outpatient services and supplies which are both (a) covered by a Benefit Agreement, and (b) ordered or authorized by a PARTICIPATING MEDICAL GROUP Physician.  Hospital Services do not include long-term non-acute care.

2.33             “Host HMO” means any participating plan in whose Service Area a HMO-USA participating plan member temporarily stays except the member’s Home HMO.

2.34             “Independent Practice Association” means an incorporated association of independent physicians which has entered into an agreement with BLUE CROSS to provide and arrange for health services to Members.

2.35             “Inpatient Hospital Services” means services which include inpatient hospital days for semi-private accommodations, or special treatment units, or private room accommodations if specifically authorized as Medically Necessary by PARTICIPATING MEDICAL GROUP Physician.

2.36             “Medically Necessary” means procedures, supplies, equipment or services that BLUE CROSS determines to be:

(1)          Appropriate for the symptoms, diagnosis or treatment of the medical condition; and

(2)          Provided for the diagnosis or direct care and treatment of the medical condition; and

(3)          Within standards of good medical practice within the organized medical community; and

(4)          Not primarily for the convenience of the Member’s physician, or another provider, and

(5)          The most appropriate procedures, supplies, equipment or service which can safely be provided.  The most appropriate procedures, supplies, equipment or service or supply must satisfy the following criteria: (i) there must be valid scientific evidence demonstrating that the expected health benefits from the procedure, supply, equipment or service are clinically significant and produce a greater likelihood of benefit, without a disproportionately greater risk of harm or complications, for the Member with the particular medical condition being treated than other alternatives; and (ii) generally accepted forms of treatment that are less invasive have been tried and found to be ineffective or are otherwise unsuitable; and (iii) for hospital stays acute care as an inpatient is necessary due to the kind of services the Member is receiving or the severity of the medical condition, and safe and adequate care cannot be received as an outpatient or in a less intensified medical setting.

2.37             “Member” means a Subscriber or enrolled dependent covered by a Benefit Agreement.

2.38             “Mental Health Parity Services” means those mental health services related to the diagnosis and Medically Necessary treatment of “severe mental illnesses” and “serious emotional disturbances of a child,” as such terms are defined in Section 1374.72 of the California Health and Safety Code.

2.39             “Member Months” means a count that records one Member month for each month the Member is enrolled in the CALIFORNIACARE program or the BLUE CROSS PLUS program.

2.40             “Non-Capitated Expenses” means the actual expenses incurred by BLUE CROSS to provide Non-Capitated Services to Members, as ordered, authorized or referred by PARTICIPATING MEDICAL GROUP Physicians.

2.41             “Non-Capitated Performance Settlement” means amount paid to PARTICIPATING MEDICAL GROUP for managing Non-Capitated Services.

2.42             “Non-Capitated Performance Settlement Schedule” means a schedule of PMPM Non-Capitated Performance Settlement amounts associated with varying PMPM Non-Capitated Expenses.  The Non-Capitated Performance Settlement Schedule is set forth in Exhibit F.

2.43             “Non-Capitated Services” means the designated services set forth in Article IX and Exhibit A-1.

2.44             “Operations Manual” means the CaliforniaCare PMG Operations Manual, as found on BLUE CROSS’ Internet web site at www.bluecrossca.com.

2.45             “Other Payor” means persons or entities utilizing the BLUE CROSS Managed Care Network pursuant to an agreement with BLUE CROSS, including without limitation, other Blue Cross and/or Blue Shield Plans, self-administered or self-insured programs providing health care benefits, or employers or insurers.

2.46             “Out-of-Area Emergency Services” means Emergency services which are rendered to a Member at a distance of more than twenty (20) mile radius from the medical offices of PARTICIPATING MEDICAL GROUP or the Satellite Facility to which the Member is assigned.  When PARTICIPATING MEDICAL GROUP is organized as an Independent Practice Association, Out-of-Area Emergency Services are those Emergency services which are rendered to a Member at a distance of more than twenty (20) mile radius from each hospital designated in Exhibit B as a Service Area hospital.  Out-of-Area Emergency Services shall also include Out of Area urgently needed services to prevent serious deterioration of a Member’s health resulting from unforeseen illness or injury for which treatment cannot be delayed until the Member returns to the Service Area.

2.47             “Outpatient Hospital Services” means services which include the facility component of outpatient surgery, pre-admission testing, laboratory and radiology services.

2.48             “Outpatient Prescription Drug Expense” means the benefit amount paid by BLUE CROSS to pharmacies or pharmacists for a Member’s covered outpatient prescription drugs.

2.49             “Outpatient Prescription Drug Settlement” means an amount paid to PARTICIPATING MEDICAL GROUP for managing Outpatient Prescription Drug Expenses.

2.50             “Outpatient Prescription Drug Settlement Schedule” means a schedule of outpatient prescription drug settlement amounts associated with varying Per Member per Month Outpatient Prescription Drug Expenses.  The Schedule is set forth in Exhibit H.

2.51             “PARTICIPATING MEDICAL GROUP Physician” means a duly licensed physician who is a shareholder, partner, associate, contractor or employee of PARTICIPATING MEDICAL GROUP.

2.52             “Per Member Per Month (PMPM) Non-Capitated Expense” means the average monthly medical Non-Capitated Expense per Member attributable to the PARTICIPATING MEDICAL GROUP.

2.53             “Per Member Per Month (PMPM) Outpatient Prescription Drug Expense” means the average monthly Outpatient Prescription Drug Expenses per Member for PARTICIPATING MEDICAL GROUP’s Members with outpatient prescription drug benefits.

2.54             “Plan Factors” means factors used to adjust the PARTICIPATING MEDICAL GROUP’s PMPM Non-Capitated Expense to account for cost variations attributable to the mix of Member Benefit Agreements.  The Non-Capitated Expense Plan Factors include a durational factor for the durational plans.

2.55             “Primary Care Physician” means the PARTICIPATING MEDICAL GROUP Physician responsible for coordinating and controlling the delivery of Covered Medical Services to the Member.  Primary Care Physicians include general and family practitioners, internists and pediatricians, and such other specialists as BLUE CROSS may approve in writing to be designated Primary Care Physicians.

2.56             “Quality Management Committee” means a committee of physicians and other licensed health care providers, at least fifty percent (50%) of whom participate in CALIFORNIACARE, which meets regularly to review the Quality Management Program.

2.57             “Quality Management Program” means a program which provides review by physicians and other health professionals of the appropriateness and adequacy of the delivery of health services.

2.58             “Related Hospital Services” means services rendered to Members as part of, and concurrent with Inpatient Hospital Services, Outpatient Hospital Services, Hemodialysis Services, Skilled Nursing Facility Services, Alternative Birthing Center Services and Hospice Services, including the use of facility equipment, surgical and anesthetic supplies, oxygen and drugs except for take-home drugs, blood and blood processing, laboratory procedures and diagnostic imaging.

2.59             “Referral Services” means Capitation Services which are rendered to Members through a process established by PARTICIPATING MEDICAL GROUP.

2.60             “Region Factor” means the factors used to adjust PARTICIPATING MEDICAL GROUP’s PMPM Non-Capitated Expense to account for cost variations across BLUE CROSS’ corporate regions.

2.61             “Satellite Facility” means a medical facility separate from PARTICIPATING MEDICAL GROUP’s principal place of business, which is dependent upon, and responsible to, PARTICIPATING MEDICAL GROUP.  It is a facility that meets the CALIFORNIACARE Satellite Criteria set forth in the Operations Manual and is approved by BLUE CROSS prior to being designated a CALIFORNIACARE Satellite Facility.

2.62             “Service Area” means the geographical area within a thirty (30) mile radius of the medical offices of PARTICIPATING MEDICAL GROUP or any Satellite Facility to which the Member is assigned, or, in the case of an Independent Practice Association, the medical office of the PARTICIPATING MEDICAL GROUP Physician.  The designation of a particular geographical area shall not be construed as giving PARTICIPATING MEDICAL GROUP an exclusive right to that Service Area.

2.63             “Skilled Nursing Facility Services” means inpatient and related services provided by a licensed skilled nursing facility.  Skilled Nursing Facility Services excludes custodial care.

2.64             “Stop-Loss Factor” means the factor used to adjust the PARTICIPATING MEDICAL GROUP’s PMPM Non-Capitated Expense to account for cost variations due to different Case Management Stop-Loss thresholds.

2.65             “Subscriber” means an individual who has qualified for and is covered under a Benefit Agreement.

2.66             “Urgent Care” means services to prevent serious deterioration of an enrollee’s health resulting from unforeseen illness or injury for which treatment cannot be delayed.  For purposes of this Agreement, “Immediate Care” shall have the same meaning as Urgent Care.

2.67             “Urgent Care Center” is a facility that meets CALlFORNIACARE’s Urgent Care Center criteria as set forth in the Operations Manual, and is approved by BLUE CROSS prior to being designated as a CALIFORNIACARE Urgent Care Center.

2.68             “Utilization Management Program” means a program approved by BLUE CROSS and designed to review and manage the utilization of Covered Medical Services.

III.           RELATIONSHIP BETWEEN BLUE CROSS AND PARTICIPATING MEDICAL GROUP

3.01             BLUE CROSS and PARTICIPATING MEDICAL GROUP are independent entities.  Nothing in this Agreement shall be construed, or be deemed to create, a relationship of employer and employee or principal and agent, or any relationship other than that of independent parties contracting with each other solely for the purpose of carrying out the provisions of this Agreement.

3.02             BLUE CROSS and PARTICIPATING MEDICAL GROUP agree that PARTICIPATING MEDICAL GROUP Physicians shall maintain a physician-patient relationship with each Member assigned to PARTICIPATING MEDICAL GROUP.  PARTICIPATING MEDICAL GROUP shall be solely responsible to the Member for treatment and medical care with respect to the provision of Capitation Services and arrangements for Non-Capitated Services.  PARTICIPATING MEDICAL GROUP may freely communicate with Members regarding the treatment options available to them, including medication treatment options, regardless of benefit coverage limitations.

3.03             Except as specifically provided herein, nothing in this Agreement is intended to be construed, or be deemed to create, any rights or remedies in any third party, including, but not limited to, a Member or a provider of services, other than PARTICIPATING MEDICAL GROUP.

3.04             PARTICIPATING MEDICAL GROUP consents to the memorializing of its legal obligations with BLUE CROSS and each particular Affiliate in one or more separate written agreements that shall not alter the substance of those obligations.

3.05             PARTICIPATING MEDICAL GROUP agrees that each arrangement by which PARTICIPATING MEDICAL GROUP performs services for Covered Persons that utilize the BLUE CROSS Managed Care Network shall constitute an independent legal relationship between PARTICIPATING MEDICAL GROUP and that Affiliate or Other Payor.

3.06             PARTICIPATING MEDICAL GROUP hereby expressly acknowledges its understanding that this Agreement constitutes a contract between PARTICIPATING MEDICAL GROUP and BLUE CROSS as an independent corporation, operating under a license with the Blue Cross and Blue Shield Association, an association of independent Blue Cross and Blue Shield Plans (the “Association”), permitting BLUE CROSS to use the Blue Cross service mark in the State of California and that BLUE CROSS is not contracting as the agent of the Association.  PARTICIPATING MEDICAL GROUP further acknowledges and agrees that it has not entered into this Agreement based upon representations by any person other than BLUE CROSS and that no person, entity, or organization other than BLUE CROSS, or the applicable Affiliate, shall be held accountable or liable to PARTICIPATING MEDICAL GROUP for any of BLUE CROSS’, or the applicable Affiliate’s, obligations to PARTICIPATING MEDICAL GROUP created under this Agreement.  This section shall not create any additional obligations whatsoever on the part of BLUE CROSS, other than those obligations created under other provisions of this Agreement.

IV.           PARTICIPATING MEDICAL GROUP SERVICES AND RESPONSIBILITIES

PARTICIPATING MEDICAL GROUP and PARTICIPATING MEDICAL GROUP Physicians agree as follows:

4.01             Provision of Services.

A.           To promptly provide, arrange through referral, or authorize all Capitation Services, and to authorize or arrange for the provision of all Non-Capitated Services, and further, to accept full financial responsibility for all Capitation Services provided, authorized or arranged through referral, by PARTICIPATING MEDICAL GROUP in accordance with the provisions of this Agreement.

B.             To provide a Primary Care Physician selected by or for the Member to oversee the continuity of care for each Member who appears on PARTICIPATING MEDICAL GROUP’s Eligibility Report.

C.             To maintain a sufficient number of Primary Care Physicians to guarantee that there is the equivalent of at least one full-time Primary Care Physician to each two thousand (2,000) Members served by PARTICIPATING MEDICAL GROUP.  All Primary Care Physicians shall be PARTICIPATING MEDICAL GROUP Physicians.

D.            To assure that privileges of PARTICIPATING MEDICAL GROUP Physicians at CALIFORNIACARE Hospitals shall be adequate to meet the requirements for the CALIFORNIACARE Hospital Services to which Members are entitled under the terms of the Benefit Agreement(s).

E.              To engage the Referral Services of duly licensed board certified consultants, specialists and duly certified and licensed allied health professionals, responsible for delivering Covered Medical Services to Members.  A list of all referral physicians and other providers to whom

PARTICIPATING MEDICAL GROUP refers Members for Referral Services shall be provided to BLUE CROSS upon request.  PARTICIPATING MEDICAL GROUP shall provide BLUE CROSS with revised copies of its form of agreements between PARTICIPATING MEDICAL GROUP and its contracted Referral Service providers and PARTICIPATING MEDICAL GROUP Physicians, as such are updated.

F.              To ensure that all PARTICIPATING MEDICAL GROUP Physicians and all PARTICIPATING MEDICAL GROUP employees responsible for delivering Covered Medical Services to Members, continually meet all applicable federal and state laws and regulations and all legal standards of care.

G.             That if BLUE CROSS determines in good faith that any PARTICIPATING MEDICAL GROUP Physician(s):

(1)          does not meet the requirements specified herein; or

(2)          that the health, safety or welfare of Members is jeopardized by continuation of any PARTICIPATING MEDICAL GROUP Physician to provide services to Members; or

(3)          if PARTICIPATING MEDICAL GROUP Physician(s) furnishes false, incomplete, or inaccurate information to BLUE CROSS in the application to participate; or

(4)          at any time during the term of this Agreement, a PARTICIPATING MEDICAL GROUP Physician(s) suffers revocation, termination or suspension of Physician’s medical license or medical staff privileges; or

(5)          the ability of the PARTICIPATING MEDICAL GROUP Physician(s) to perform the services covered by this Agreement is otherwise impaired; PARTICIPATING MEDICAL GROUP warrants that upon written request of BLUE CROSS said PARTICIPATING MEDICAL GROUP Physician(s) shall be excluded from providing services to Members under this Agreement.  PARTICIPATING MEDICAL GROUP and PARTICIPATING MEDICAL GROUP Physician(s) may present to BLUE CROSS for further consideration any additional information or explanation regarding PARTICIPATING MEDICAL GROUP Physician’s compliance with the requirements set forth herein.  However, BLUE CROSS retains the right to make the final decision regarding a PARTICIPATING MEDICAL GROUP Physician’s participation under this Agreement.

4.02             Accessibility and Continuity of Care.

A.           To promptly provide or arrange for available and accessible Covered Medical Services for each Member assigned to PARTICIPATING MEDICAL GROUP, in accordance with that Member’s Benefit Agreement and this Agreement, and to provide those services in and through facilities designated in Exhibit J (incorporated by reference herein).

B.             That all Covered Medical Services, (including consultation and Referral Services), ambulatory care services, diagnostic laboratory, diagnostic imaging and therapeutic radiology services, home health services and preventive health services, shall be available to Members a minimum of forty (40) hours per week, except for weeks including holidays.  The foregoing services shall be available beyond normal business hours during additional hours to be scheduled by PARTICIPATING MEDICAL GROUP.

C.             To promptly provide, arrange or authorize all Emergency services for each Member assigned to PARTICIPATING MEDICAL GROUP.  Authorization of any Emergency services, as set forth in Section 2.24 herein, shall not be withheld by PARTICIPATING MEDICAL GROUP regardless of whether PARTICIPATING MEDICAL GROUP is notified within forty-eight (48) hours from the time such Emergency services were rendered.  PARTICIPATING MEDICAL GROUP shall comply with all requirements set forth in California Health and Safety Code Section 1371.4(a) - (d).

D.            That PARTICIPATING MEDICAL GROUP shall manage and facilitate access to Emergency services within a twenty (20) mile radius of each Satellite Facility and PARTICIPATING MEDICAL GROUP’s main facility at all times, twenty-four (24) hours a day, seven (7) days a week.  In the event that PARTICIPATING MEDICAL GROUP is an Independent Practice Association, PARTICIPATING MEDICAL GROUP shall manage and facilitate access to Emergency services within a twenty (20) mile radius of the Hospital(s) designated in Exhibit B (incorporated by reference herein) as the CALIFORNIACARE Hospital(s) within PARTICIPATING MEDICAL GROUP’s Service Area.

E.              To admit, or authorize admission of, Members solely to the CALIFORNIACARE Hospitals listed in Exhibit B, except (a) when Medically Necessary in an Emergency situation or (b) when Covered Medical Services are not available in a CALIFORNIACARE Hospital or (c) as otherwise required under Section 4.02F or (d) when requested to do so in writing by the Member, with the written understanding that admission to a hospital, other than those listed in Exhibit B, is not a Covered Medical Service, except as stated above in this Section 4.02E.

F.              Notwithstanding Section 4.02E, for those Members that require transplant services (solid organ and bone marrow/stem cell) that are Covered Medical Services, PARTICIPATING MEDICAL GROUP agrees to admit, or authorize the inpatient admission or outpatient treatment of Members, solely at those CALIFORNIACARE Hospitals whose transplant programs have been approved by BLUE CROSS and identified as such in the Operations Manual.

PARTICIPATING MEDICAL GROUP will provide notification to BLUE CROSS of all potential transplant cases, including deferred or denied cases, when such cases are considered by PARTICIPATING MEDICAL GROUP’s Utilization Management Program Committee or other similar PARTICIPATING MEDICAL GROUP functional committee, except for Emergencies, in which case PARTICIPATING MEDICAL GROUP shall provide notification within two (2) business days of the admission.  The format of such notification is provided in the Operations Manual.

G.             That in circumstances where a Member requires specialized tertiary care or because of bed unavailability in a CALIFORNIACARE Hospital, the Member must be admitted to a non-CaliforniaCare in-area or out-of-area facility for Hospital Services, then until the Member is transferred to a CALIFORNIACARE Hospital, the PARTICIPATING MEDICAL GROUP will be financially responsible for care the same as if care had been provided in a CALIFORNIACARE Hospital, and the Non-Capitated Services arrangement as set forth in Article IX. of this Agreement will apply.

H.            To use a referral request process by which Capitation Services are to be rendered by Health Professionals other than the Member’s Primary Care Physician, including PARTICIPATING MEDICAL GROUP Physicians or other Health Professionals who do not belong to PARTICIPATING MEDICAL GROUP.  This process shall assure that.

(1)          All Health Professionals who provide Referral Services follow appropriate billing procedures.

(2)          That the Health Professional must look only to PARTICIPATING MEDICAL GROUP for payment of Covered Medical Services and shall not bill the Member, except for applicable co-payments and for non-Covered Medical Services.

(3)          Primary Care Physicians who determine that a referral is necessary, may issue a referral without the prior authorization of PARTICIPATING MEDICAL GROUP’s Utilization Management Program to physicians in the following specialties: Allergy, Cardiology, Dermatology, Endocrinology, Ear, Nose and Throat, Gastroenterology, General Surgery.

Hematology, Neurology, Obstetrics-Gynecology, Oncology, Ophthalmology, Orthopedic Surgery, Podiatry, Routine Laboratory, Routine X-ray and Urology.

(4)          For referrals to specialists or providers, or services other than those listed in (3) above, PARTICIPATING MEDICAL GROUP shall review and issue an authorization or denial of a request for referral within five (5) business days of receipt of such request or admission to hospital.

(5)          Members may directly access PARTICIPATING MEDICAL GROUP Physicians in the following specialties without the prior authorization of PARTICIPATING MEDICAL GROUP’s Utilization Management Program:

(a)          Dermatology

(b)         Allergy

(c)          Obstetrics/Gynecology

(d)         Ear, Nose and Throat

I.                 That visits to the Member’s home within the PARTICIPATING MEDICAL GROUP Service Area, by a Primary Care Physician, shall occur as necessary within that Physician’s discretion.

J.                To assure that Members shall not be subject to discrimination in access to Covered Medical Services.

K.            That PARTICIPATING MEDICAL GROUP facilities shall be reasonably accessible to the physically handicapped.

L.              To provide health education and wellness programs for Members within the guidelines indicated in the “CaliforniaCare Health Education and Wellness Manual”.  Programs are to be delivered in accordance with these guidelines which provide for disease prevention and management and the promotion of healthier life-styles.

4.03             Utilization/Quality Management and Grievance Procedures.

To cooperate with BLUE CROSS’ administration of its internal quality of care review and grievance procedures.  The parties acknowledge and agree that authority to perform Utilization Management Program activities and Quality Management Program activities under this Agreement is a delegation of BLUE CROSS authority pursuant to Sections 1370 and 1370.1 of the Health and Safety Code, and all or part of this authority may be revoked at any time.  The scope of delegated authority shall be as set forth in the Utilization Management Program guidelines and the Quality Management Program guidelines issued by BLUE CROSS and provided to PARTICIPATING MEDICAL GROUP.  The proceedings of the Utilization Management and Quality Management Committees shall be strictly confidential between BLUE CROSS and PARTICIPATING MEDICAL GROUP and are subject to the protections set forth in Sections 1370 and 1370.1.

4.04             Quality Management Program.

To adopt and maintain a Quality Management Program consistent with BLUE CROSS standards and approved by BLUE CROSS.  This program will cover all Covered Medical Services provided or arranged by PARTICIPATING MEDICAL GROUP for Members.  PARTICIPATING MEDICAL GROUP agrees to allow on-site review(s) of its Quality Management Program by BLUE CROSS staff.

A.           The Quality Management Program shall:

(1)          Provide for Quality Management review by PARTICIPATING MEDICAL GROUP Physicians and other Health Professionals.

(2)          Provide for review of all services provided to Members by PARTICIPATING MEDICAL GROUP.

(3)          Stress health outcomes by providing health education and wellness programs for Members.

B.             The Quality Management Program shall include, but not be limited to the following activities:

(1)          Credentialing, recredentialing and peer review of all PARTICIPATING MEDICAL GROUP Physicians and allied Health Professional providers.

(2)          Credentialing, recredentialing and peer review of all Health Professionals or providers under contract with or employed by PARTICIPATING MEDICAL GROUP.

(3)          Incident identification and risk management.

(4)          Member grievance resolution.

(5)          General and focused health care audits.

(6)          Development and implementation of appropriate recommendations.

(7)          Documentation of remedial procedures for instances of inappropriate or substandard service(s) and/or failure to provide needed Medically Necessary Covered Medical Service(s).

C.             BLUE CROSS shall validate PARTICIPATING MEDICAL GROUP’s development and implementation of the Quality Management Program through regular audit activities in accordance with the Operations Manual and as follows:

(1)          The CALIFORNIACARE Quality Management Department shall review PARTICIPATING MEDICAL GROUP’s Quality Management Program on an annual basis through a scheduled on-site audit.

(2)          The CALIFORNIACARE Quality Management Representative shall notify PARTICIPATING MEDICAL GROUP of any deficiencies or areas needing improvement.

(3)          PARTICIPATING MEDICAL GROUP shall take corrective action to eliminate any deficiencies in areas needing improvement within a reasonable period of time.

(4)          BLUE CROSS shall conduct follow-up reviews as necessary.

D.            PARTICIPATING MEDICAL GROUP shall:

(1)          Make available to BLUE CROSS all minutes and notes from any and all Quality Management Committees and/or activities which specifically relate to Members.

(2)          Provide BLUE CROSS with access to all PARTICIPATING MEDICAL GROUP Quality Management data directly or indirectly relating to Members.

(3)          Make available to BLUE CROSS all composite Quality Management Program data which include Members in the composite data set and provide such detail as is available regarding those Members.

(4)          Make known to BLUE CROSS any and all adverse actions taken against a PARTICIPATING MEDICAL GROUP Physician when such action is the result of deficiencies in quality of medical care.

(5)          Provide the CALIFORNIACARE Medical Director (or the Medical Director’s clinical designee) with a schedule designating the time and place of all Quality Management Committee meetings that relate to Members, in order that he or she shall, in the Medical Director’s discretion, attend.  The CALIFORNIACARE Medical Director shall notify the PARTICIPATING MEDICAL GROUP in advance of his or her attendance and shall not be excluded from any deliberation on activities related to Members.

(6)          Permit BLUE CROSS to evaluate and utilize the data obtained from the CALIFORNIACARE Quality Management Program in a manner that satisfies BLUE CROSS’ requirements for quality assurance, for BLUE CROSS internal use only.

(7)          Implement any necessary changes in procedures, in order to fully comply with all quality assurance standards, as mutually agreed by the parties, and provide BLUE CROSS with the minutes of Quality Management Committee meetings and reviews that relate to Members.

(8)          Report to BLUE CROSS quarterly on activities or actions of PARTICIPATING MEDICAL GROUP’s Quality Management Committee as such activities or actions relate to Members.

4.05             Utilization Management Program.

To adopt and maintain a Utilization Management Program consistent with BLUE CROSS standards and approved by BLUE CROSS.  This program will cover all Covered Medical Services provided or arranged by PARTICIPATING MEDICAL GROUP for Members.  PARTICIPATING MEDICAL GROUP agrees to allow on-site review(s) of Utilization Management Program by BLUE CROSS.

A.           The Utilization Management Program shall:

(1)          Include the development and implementation of appropriate recommendations.

(2)          Include documentation as described in the Operations Manual of remedial procedures for instances of inappropriate or substandard services(s) and or failure to provide Medically Necessary Covered Medical Services.

(3)          Assure that PARTICIPATING MEDICAL GROUP’s primary consideration is the quality of services rendered to Members.

(4)          Assure that all services provided to Members are Medically Necessary.

(5)          Work closely with CALIFORNIACARE Hospitals.

(6)          Encompass inpatient, outpatient, and ancillary care.

(7)          Utilize prospective, concurrent, and retrospective review.

(8)          Assure that all adverse utilization review decisions are made by a licensed physician, and no denial of a requested service shall be made except by a licensed physician, experienced in the area being reviewed.  Denial decisions shall be provided to Members in writing.

(9)          Permit BLUE CROSS to have access to all PARTICIPATING MEDICAL GROUP Utilization Management data directly or indirectly relating to Members.

B.             BLUE CROSS shall validate PARTICIPATING MEDICAL GROUP’s development and implementation of the Utilization Management Program through regular audit activities in accordance with the Operations Manual and as follows:

(1)          The CALIFORNIACARE Quality Management Department shall review PARTICIPATING MEDICAL GROUP’ Utilization Management Program on an annual basis through a scheduled on-site audit.

(2)          The CALIFORNIACARE Quality Management Representative shall notify PARTICIPATING MEDICAL GROUP of any deficiencies or areas needing improvement.

(3)          PARTICIPATING MEDICAL GROUP shall take corrective action to eliminate any deficiencies in areas needing improvement within a reasonable period of time.

(4)          BLUE CROSS shall conduct follow-up reviews as necessary.

C.             PARTICIPATING MEDICAL GROUP shall:

(1)          Make available to BLUE CROSS all minutes and notes from any and all Utilization Management Committees and/or activities which relate to Members.

(2)          Make available to BLUE CROSS upon request all composite Utilization Management data which include Members in the composite data set and provide such detail as is available regarding those Members.

(3)          Provide the CALIFORNIACARE Medical Director (or the Medical Director’s clinical designee) with a schedule designating the time and place of all Utilization Management Committee meetings that relate to Members, in order that he or she shall, in the Medical Director’s discretion, attend.  The CALIFORNIACARE Medical Director shall notify the PARTICIPATING MEDICAL GROUP in advance of his or her attendance and shall not be excluded from any deliberation on activities related to Members.

(4)          Comply with all applicable laws and regulations concerning utilization management criteria and processes, including, without limitation, California Health and Safety Code Sections 1363.5 and 1367.01.

4.06             Records and Reserves.

A.           BLUE CROSS shall have access at reasonable times upon demand to the books, records and papers of PARTICIPATING MEDICAL GROUP relating to the services PARTICIPATING MEDICAL GROUP provides to Members, to the cost thereof, and to payments PARTICIPATING MEDICAL GROUP receives from Members or others on their behalf.  PARTICIPATING MEDICAL GROUP shall maintain such records and provide such information to BLUE CROSS and the Director of the Department of Managed Health Care as may be necessary for BLUE CROSS’ compliance with the requirements of the Knox-Keene Act.  PARTICIPATING MEDICAL GROUP shall maintain such records for at least five (5) years, and such obligations shall not be terminated upon a termination of this Agreement, whether by rescission or otherwise.

B.             PARTICIPATING MEDICAL GROUP agrees to provide financial information to BLUE CROSS or its designated agent and to meet any other financial requirements that assist BLUE CROSS in maintaining the financial viability of its arrangements for the provision of health care services in the manner described in Section 1375.4 of the California Health and Safety Code and applicable regulations.  PARTICIPATING MEDICAL GROUP agrees to provide BLUE CROSS with audited financial statements of PARTICIPATING MEDICAL GROUP no later than three (3) months after the end of its fiscal year, and BLUE CROSS shall maintain strict confidentiality of said records.  Audited financial statements shall illustrate net operating surplus or profit (after taxes).  Documents shall include the following:

(1)          Balance sheets

(2)          Statements of revenues and expenses

(3)          Statements of cash flow

PARTICIPATING MEDICAL GROUP further agrees that BLUE CROSS shall have the right to require audited financial statements, in addition to the latest fiscal year, at any time, upon request, with reasonable notice, if BLUE CROSS pays for the audit.

C.             To maintain financial reserves adequate to cover all risks assumed by PARTICIPATING MEDICAL GROUP hereunder, including, but not limited to, unanticipated claims for Referral Services that are the potential responsibility of PARTICIPATING MEDICAL GROUP.

D.            That all information shall be provided to each party to this Agreement pursuant to procedures designed to protect the confidentiality of patient medical records in accordance with applicable legal requirements, recognized standards of professional practice and generally accepted procedures followed by health maintenance organizations (HMOs).

E.              Upon termination of this Agreement, PARTICIPATING MEDICAL GROUP shall, upon advance written notice from BLUE CROSS, make available to BLUE CROSS and permit BLUE CROSS to copy the medical records of each Member who has been assigned to PARTICIPATING MEDICAL GROUP.

4.07             Insurance Programs or Policies.

PARTICIPATING MEDICAL GROUP agrees to maintain professional liability insurance, or other risk protection program, acceptable as defined under A. and B. below to BLUE CROSS.  Notification by PARTICIPATING MEDICAL GROUP of cancellation or material modification of the coverage under such professional liability insurance or other risk protection program is to be made to BLUE CROSS within thirty (30) days prior to any cancellation or modification.  Copies of the agreements or documents evidencing professional liability insurance or other risk protection required under this section shall be provided to BLUE CROSS upon execution of this Agreement.

A.           Professional Liability Insurance

The coverage to be provided under this section shall be in minimum amounts of ONE MILLION DOLLARS ($1,000,000.00) for any one (1) incident, THREE MILLION DOLLARS ($3,000,000.00) annual aggregate.  PARTICIPATING MEDICAL GROUPs which are organized as Independent Practice Associations shall ensure that PARTICIPATING MEDICAL GROUP Physicians maintain professional liability insurance in minimum amounts of ONE MILLION DOLLARS ($1,000,000.00) for any one incident and THREE MILLION DOLLARS ($3,000,000.00) annual aggregate.  Furthermore, PARTICIPATING MEDICAL GROUPs organized as Independent Practice Associations shall maintain directors and officers liability in minimum amounts of ONE MILLION DOLLARS ($1,000,000.00) for any one incident, ONE MILLION DOLLARS ($1,000,000.00) annual aggregate.

B.             Other Insurance

(1)          General Liability Insurance.  In addition to Subsection A., above, PARTICIPATING MEDICAL GROUP shall also maintain a policy or program of comprehensive general liability insurance (or other risk protection) with minimum coverage including no less than ONE HUNDRED THOUSAND DOLLARS ($100,000.00) for PARTICIPATING MEDICAL GROUP’s property, together with combined single limit bodily injury and property damage insurance of not less that SIX HUNDRED THOUSAND DOLLARS ($600,000.00).

(2)          Workers’ Compensation.  PARTICIPATING MEDICAL GROUP’s employees shall be covered by Workers’ Compensation Insurance in an amount and form meeting all requirements of applicable provisions of the California Labor Code.

4.08             Administrative Responsibilities.

A.           To comply with all CALIFORNIACARE administrative policies and procedures in the areas listed in Exhibit C (incorporated by reference herein) and as set forth in the Operations Manual (incorporated by reference herein) and to comply with all applicable state and federal laws and regulations relating to the delivery of Covered Medical Services.

B.             To provide a CALIFORNIACARE Coordinator who will create a liaison with BLUE CROSS and assist Members in accordance with the procedures set forth in the Operations Manual, and who will be available to Members during all regular office hours of PARTICIPATING MEDICAL GROUP for the purpose of assisting Members to resolve any problems which may arise or be perceived by the Member.

C.             To notify BLUE CROSS within Fifteen (15) days concerning:

(1)          Any material change in the bylaws, membership, ownership or officers of PARTICIPATING MEDICAL GROUP which might affect BLUE CROSS or this Agreement.

(2)          Any legal or governmental action initiated against a PARTICIPATING MEDICAL GROUP Physician or against PARTICIPATING MEDICAL GROUP which might affect BLUE CROSS or this Agreement including, but not limited to, any change in PARTICIPATING MEDICAL GROUP Physician(s) licensure, insurance, certification, malpractice, disciplinary experience or physical or mental health status.

(3)          Any other situation that may interfere with PARTICIPATING MEDICAL GROUP’s or PARTICIPATING MEDICAL GROUP Physician’s duties and obligations under this Agreement.

D.            To obtain BLUE CROSS’ prior written approval for any literature related to CALIFORNIACARE and intended for Members.

E.              To continually meet all criteria for PARTICIPATING MEDICAL GROUPs, set forth in the Operations Manual, and to continually meet all criteria for Satellite Facilities (if applicable) set forth in the Operations Manual.

F.              To provide BLUE CROSS, on a monthly basis, all ambulatory encounter data electronically as described in the Operations Manual.

G.             To comply with BLUE CROSS programs related to the management of pharmaceutical expenses.

H.            That all financial terms of this Agreement shall be and remain confidential and shall not be disclosed to any third party, except as required by law or as required to supply information required by any financial institution.

I.                 To provide at least ninety (90) days advance written notice to BLUE CROSS whenever (a) a PARTICIPATING MEDICAL GROUP Physician who is a Primary Care Physician is no longer a PARTICIPATING MEDICAL GROUP Physician; or (b) a Satellite Facility closes, relocates or is unable to serve Members.

J.                To provide at least sixty (60) days prior written notification to BLUE CROSS of any of the following:

(1)          A non-Primary Care Physician’s termination of his/her affiliation with PARTICIPATING MEDICAL GROUP or a PARTICIPATING MEDICAL GROUP provider.

(2)          The termination of a non-Primary Care Physician by PARTICIPATING MEDICAL GROUP or a PARTICIPATING MEDICAL GROUP provider.

4.09             Payments and Member Billing.

A.           To accept the monthly Capitation payment from BLUE CROSS as payment in full for Capitation Services (including all Referral Services) provided or arranged hereunder, and not to seek additional payments or compensation from Members for Covered Medical Services.  The foregoing restriction shall not apply to co-payments, which may be collected by PARTICIPATING MEDICAL GROUP in accordance with the applicable provisions of the Benefit Agreement(s), nor shall it apply to billings and collections with respect to non-Covered.

Medical Services rendered to Members by PARTICIPATING MEDICAL GROUP.  However, to the extent that the PARTICIPATING MEDICAL GROUP’s billing office is aware of the Member’s payment responsibility, PARTICIPATING MEDICAL GROUP agrees to advise the Member of that payment responsibility prior to rendering any service requiring a co-payment, or any non-Covered Medical Service.

If PARTICIPATING MEDICAL GROUP should receive any surcharge or payment from a Member, in addition to those permissible charges set forth above, PARTICIPATING MEDICAL GROUP shall promptly refund the full amount thereof to the Member.

B.             To never charge any Member for any health service which has been deemed not Medically Necessary or not appropriate after utilization review by PARTICIPATING MEDICAL GROUP, unless the Member specifically requests the service and acknowledges in writing that the service is not a Covered Medical Service under the Member’s Benefit Agreement.

C.             That BLUE CROSS and PARTICIPATING MEDICAL GROUP respectively acknowledge that the authority and responsibility for coordination of benefits shall be carried out in accordance with the provisions set forth in the Benefit Agreements and the Operations Manual.

D.            That PARTICIPATING MEDICAL GROUP shall promptly notify, in writing, the CALIFORNIACARE Case Management Department of all cases that reach the Enrollment Protection or Case Management Stop-Loss levels specified herein.

E.              To pay all Health Professionals who have rendered authorized Referral Services to Members, within forty-five (45) working days following receipt of a clean, undisputed claim, consistent with the regulations of the Director of the Department of Managed Health Care governing BLUE CROSS.

4.10             Membership.

A.           To accept any and all Members who select PARTICIPATING MEDICAL GROUP until such time as PARTICIPATING MEDICAL GROUP shall have provided ninety (90) days prior written notice to BLUE CROSS that it has reached its maximum capacity as set forth in Section 16.08 herein, or that it anticipates reaching such maximum within ninety (90) days from the date of the notice to BLUE CROSS.  The maximum capacity of PARTICIPATING MEDICAL GROUP designated in Section 16.08 shall be reduced only upon ninety (90) days written notice to BLUE CROSS provided that PARTICIPATING MEDICAL GROUP demonstrates to BLUE CROSS’ reasonable satisfaction, that PARTICIPATING MEDICAL GROUP is unable to provide, due to overcapacity, Covered Medical Services to Members in accordance with BLUE CROSS guidelines as set forth in the Operations Manual and Medical Policy Guidelines, and PARTICIPATING MEDICAL GROUP has reached maximum capacity for all of its health maintenance organization members.  The parties acknowledge their understanding that enrollment from individual accounts, or changes in selection of PARTICIPATING MEDICAL GROUP by Members, are not entirely within the control of BLUE CROSS.  Nothing in this Section shall require that BLUE CROSS reassign any Members assigned to PARTICIPATING MEDICAL GROUP as of the effective date of the ninety (90) day notice referenced herein.

B.             That PARTICIPATING MEDICAL GROUP will not request, demand, require or otherwise seek the transfer or removal of any Member from the care of PARTICIPATING MEDICAL GROUP, based on that Member’s need of, or utilization of, Medically Necessary services.

C.             PARTICIPATING MEDICAL GROUP agrees that, in the event a Member who is covered for workers’ compensation benefits by a workers’ compensation carrier affiliated with BLUE CROSS, seeks services for a work-related illness or injury, PARTICIPATING MEDICAL GROUP shall have the option to (a) provide such Medically Necessary medical services or (b) refer such Member to a provider that participates in the Prudent Buyer Comp provider network or the CalCare Comp provider network, whichever is applicable.  In the event that PARTICIPATING MEDICAL GROUP elects to treat such Member, PARTICIPATING MEDICAL GROUP shall complete a Doctor’s First Report of Injury as defined in the California Labor Code.  As payment for such medical services rendered, PARTICIPATING MEDICAL GROUP agrees to accept, as payment in full, compensation in accordance with the then current Blue Cross of California Prudent Buyer Plan Participating Physician Agreement fee schedule for the applicable region.  PARTICIPATING MEDICAL GROUP further agrees that, in the event such Member requires medical services in connection with such work-related illness or injury beyond the treatment provided at the initial visit, PARTICIPATING MEDICAL GROUP shall refer such Member only to a provider that participates in the Prudent Buyer Comp provider network or the CalCare Comp provider network, whichever is applicable.

D.            That unless agreed to in writing by BLUE CROSS, this Agreement shall not apply to organized physician groups (including, but not limited to, Independent Practice Associations) that PARTICIPATING MEDICAL GROUP acquires, manages or affiliates with subsequent to the effective date of this Agreement.

E.              BLUE CROSS will comply with all requirements of California Health and Safety Code Section 1395.6.  The BLUE CROSS Managed Care Network may be sold, leased, transferred or conveyed to Other Payors, which may include workers’ compensation insurers or automobile insurers.  BLUE CROSS will disclose upon initial signing of this Agreement and within 30 days of receipt of a written request from PARTICIPATING MEDICAL GROUP a summary of all Other Payors currently eligible to pay the negotiated rates under this Agreement as a result of their arrangement with BLUE CROSS.  BLUE CROSS requires such Other Payors to actively encourage Covered Persons to use network participating providers when obtaining medical care through the use of one or more of the following: reduced copayments, reduced deductibles, premium discounts directly attributable to the use of a participating provider, financial penalties directly attributable to the non-use of a participating provider, providing Covered Persons with the names, addresses and phone numbers of participating providers in advance of their selection of a health care provider through the use of provider directories, toll-free telephone numbers and internet web site addresses.  In the event BLUE CROSS enters into an arrangement with an Other Payor that does not require such active encouragement of the use of the BLUE CROSS Managed Care Network, PARTICIPATING MEDICAL GROUP shall be allowed to decline to provide services to such Other Payor.  When the BLUE CROSS Managed Care Network is utilized by an Affiliate or Other Payor, PARTICIPATING MEDICAL GROUP agrees to provide services to Covered Persons of that Affiliate or Other Payor in accordance with the terms of this Agreement.  BLUE CROSS shall compensate PARTICIPATING MEDICAL GROUP in accordance with the terms of this Agreement for services provided to Covered Persons of any such Other Payor.  If BLUE CROSS contracts with another Knox-Keene licensed health care service plan to permit access to the BLUE CROSS Managed Care Network, BLUE CROSS will notify all affected participating providers in the service area by mail identifying such health care service plan.  When an Other Payor utilizes the BLUE CROSS Managed Care Network, such Other Payor shall comply with the terms of this Agreement.

In the event the BLUE CROSS Managed Care Network is to be utilized by an Other Payor that has operational requirements that are materially different from those required under this Agreement, BLUE CROSS agrees to notify PARTICIPATING MEDICAL GROUP in writing thirty (30) days prior to the commencement of such utilization.  PARTICIPATING MEDICAL

GROUP may decline to provide services to such Other Payor by providing written notice of such decision to BLUE CROSS within ten (10) days of receipt of notice by BLUE CROSS referenced above.

4.11             Compliance Activities

A.           PARTICIPATING MEDICAL GROUP acknowledges that BLUE CROSS is responsible for the performance of certain activities (“Compliance Activities”) related to medical services in order to comply with applicable state and federal laws and accreditation and certification requirements of managed care organization oversight agencies, including, but not limited to, the California Department of Managed Health Care (“DMHC”), the National Committee for Quality Assurance (“NCQA”) and the Health Care Financing Administration (“HCFA”), if applicable.  PARTICIPATING MEDICAL GROUP understands that BLUE CROSS may delegate responsibility for some or all Compliance Activities (“Delegated Compliance Activities”) to qualified PARTICIPATING MEDICAL GROUPs.

B.             Delegation of Compliance Activities

(1)          BLUE CROSS hereby authorizes PARTICIPATING MEDICAL GROUP to perform, and PARTICIPATING MEDICAL GROUP agrees to perform on BLUE CROSS’ behalf, the Delegated Compliance Activities delineated in the Division of Responsibilities For Compliance Activities, Exhibit K (incorporated by reference herein).

(2)          BLUE CROSS retains primary responsibility for Compliance Activities that are not specifically delegated to PARTICIPATING MEDICAL GROUP.  PARTICIPATING MEDICAL GROUP shall cooperate and comply with BLUE CROSS’ performance of such activities, as necessary.

(3)          If PARTICIPATING MEDICAL GROUP attains and maintains NCQA Physician Organization Certification (“POC”), or other certification deemed acceptable by BLUE CROSS during the term of this Agreement, BLUE CROSS agrees to exempt PARTICIPATING MEDICAL GROUP from predelegation, annual, and follow-up onsite audits of Delegated Compliance Activities, except to the extent those Delegated Compliance Activities must be monitored by BLUE CROSS as required by any regulatory agency having jurisdiction over BLUE CROSS.  PARTICIPATING MEDICAL GROUP shall supply written evidence of such POC certification to BLUE CROSS no less than once every twelve (12) months and upon renewal.  PARTICIPATING MEDICAL GROUP shall immediately notify BLUE CROSS in the event such certification is revoked or is not renewed.

(4)          Notwithstanding any delegation of credentialing or recredentialing activities to PARTICIPATING MEDICAL GROUP, BLUE CROSS retains the right to approve, suspend or deny any Health Professional from providing services to Members under this Agreement.

C.             Compliance Activities Performance Measurement

(1)          PARTICIPATING MEDICAL GROUP agrees to comply with the Compliance Activity Performance Measurements indicated in Exhibit K (1) (incorporated by reference herein) for each listed Compliance Activity Standard for which it is delegated responsibility.

(2)          PARTICIPATING MEDICAL GROUP shall submit all required written documentation demonstrating compliance with the Compliance Activity Performance Measurement, as delineated in Exhibit K(1).  Such materials must be submitted to the appropriate BLUE CROSS contact person as indicated in Exhibit K (1) by the deadlines set forth therein.  PARTICIPATING MEDICAL GROUP will be monitored for compliance with meeting submission time frames.

(3)          PARTICIPATING MEDICAL GROUP agrees to give BLUE CROSS a continuing right of access to PARTICIPATING MEDICAL GROUP’s records and information pertaining to Delegated Compliance Activities as necessary to evaluate ongoing qualification for delegation, and to copy those records and information as needed.

D.            Corrective Actions and Revocation of Delegation

(1)          In the event that BLUE CROSS determines that PARTICIPATING MEDICAL GROUP is in breach of the terms of this Section 4.11 and/or that PARTICIPATING MEDICAL GROUP fails to satisfactorily fulfill its responsibilities for performing any Delegated Compliance Activity, BLUE CROSS may, in addition to any other available remedy:

(a)          Require that PARTICIPATING MEDICAL GROUP submit, within thirty (30) calendar days of request, a corrective plan of action acceptable to BLUE CROSS and adhere to such plan; or

(b)         Revoke PARTICIPATING MEDICAL GROUP’s delegation status, in whole or in part, by giving thirty (30) calendar days prior written notice to PARTICIPATING MEDICAL GROUP.

(2)          In the event BLUE CROSS determines that continued performance by PARTICIPATING MEDICAL GROUP of any Delegated Compliance Activity poses a risk of physical, mental, emotional, or financial harm to a Member, BLUE CROSS may revoke the delegation of such Compliance Activity, immediately upon written notice to PARTICIPATING MEDICAL GROUP.

(3)          BLUE CROSS retains the right to modify Exhibits K and K(1) on an annual basis or as may be reasonably necessary or required to comply with applicable laws or regulations or the accreditation requirements of regulatory agencies and managed care organization oversight bodies.  In any such event, BLUE CROSS shall provide PARTICIPATING MEDICAL GROUP with written notice.

4.12                           To provide BLUE CROSS, within seven (7) days of its request, a description of any policies and procedures related to economic profiling utilized by PARTICIPATING MEDICAL GROUP.  PARTICIPATING MEDICAL GROUP further agrees to comply with the requirements of the Knox-Keene Act related to economic profiling, including Health and Safety Code Section 1367.02(c).

4.13                           The parties agree that the financial risk provisions of this Agreement have been negotiated and agreed to by BLUE CROSS and PARTICIPATING MEDICAL GROUP.

V.            BLUE CROSS SERVICES AND RESPONSIBILITIES

BLUE CROSS agrees:

5.01             To perform, or arrange for the performance of, all necessary accounting and enrollment functions with respect to marketing and administering the CALIFORNIACARE program, and to issue an identification card to each Subscriber or to each Subscriber and one additional eligible Member covered under a two-party or family contract as described in the Operations Manual.

5.02             To provide PARTICIPATING MEDICAL GROUP with Member Eligibility Reports as set forth in Article VI.

5.03             That, to the extent compatible with its obligations to BLUE CROSS hereunder, PARTICIPATING MEDICAL GROUP reserves the right to provide professional services to persons who are not Members.

5.04             To provide PARTICIPATING MEDICAL GROUP with claims paid and Non-Capitated Services data as described in the Operations Manual.

5.05             To make trained personnel available to PARTICIPATING MEDICAL GROUP to assist in Quality Management activities, the establishment of procedures for pre-admission medical review and concurrent medical review of Members who require, or may require, hospitalization.

5.06             To notify PARTICIPATING MEDICAL GROUP of any CALIFORNIACARE Group Benefit Agreements between BLUE CROSS and employers, government agencies, or any other groups, which may substantially affect enrollment at PARTICIPATING MEDICAL GROUP.

5.07             To undertake reasonable efforts, in accordance with a standard of good faith, to assure that Members assigned to PARTICIPATING MEDICAL GROUP will live or work within the Service Area defined in this Agreement.  However, BLUE CROSS reserves the right to assign any Members to PARTICIPATING MEDICAL GROUP at the Member’s open enrollment period, or when the Member changes residence, or when BLUE CROSS determines such transfer to be in the Member’s best interest due to special circumstances under the terms of the Member’s Benefit Agreement.

5.08             To exercise reasonable efforts to negotiate special rates with hospitals and other providers who contract with BLUE CROSS to render Non-Capitated Services to Members and to pay hospitals in accord with those agreements.

5.09             To notify and consult with PARTICIPATING MEDICAL GROUP with respect to the development of any material changes, as determined by BLUE CROSS, or amendments to the Benefit Agreements, and to obtain PARTICIPATING MEDICAL GROUP’s consent to changes that BLUE CROSS believes may materially affect PARTICIPATING MEDICAL GROUP, except for changes required by law.  The foregoing consent will not be unreasonably withheld by PARTICIPATING MEDICAL GROUP, so long as Capitation payments are adjusted as mutually agreed to reflect any additional services which may be required due to any amendment or change in Member benefits.

5.10             To accept sole responsibility for filing reports, obtaining approvals, and complying with the applicable laws and regulations of state, federal, and other regulatory agencies having jurisdiction over BLUE CROSS, on the condition that PARTICIPATING MEDICAL GROUP cooperates in providing BLUE CROSS with any information and assistance reasonably required.  PARTICIPATING MEDICAL GROUP is not required to provide information which is confidential in any other existing contract of PARTICIPATING MEDICAL GROUP.

5.11             That nothing contained in this Agreement is intended to interfere with the professional relationship between any Member and the Member’s PARTICIPATING MEDICAL GROUP Physician(s).

5.12             To collect, or arrange to have collected, all premiums, Member payments and other items of income to which BLUE CROSS is entitled under its group and individual contracts or otherwise, except for (a) co-payments, (b) payments for non-Covered Medical Services, (c) coordination of benefits payments for professional services which may be collected by PARTICIPATING

MEDICAL GROUP under the conditions set forth in the Member’s Benefit Agreement, and (d) third party liability payments for professional services.  Pursuant to the Benefit Agreement(s) BLUE CROSS may hold a lien on third party liability payments in the amount of benefits paid by BLUE CROSS and the value of medical care provided under CALIFORNIACARE for the treatment of the illness, injury or condition for which a third party is liable.  BLUE CROSS shall assign to PARTICIPATING MEDICAL GROUP that portion of any such lien related to professional services rendered under this Agreement by PARTICIPATING MEDICAL GROUP.  PARTICIPATING MEDICAL GROUP’s methods of collection of such payments shall be conducted in a reasonable and nonegregious manner and only proper legal procedures may be used to enforce such payment.

5.13             To consult with PARTICIPATING MEDICAL GROUP regarding any material changes, as determined by BLUE CROSS, in operating procedures and policies, as set forth in the Operations Manual, and to provide PARTICIPATING MEDICAL GROUP with an opportunity to comment on any policy and procedural changes which may have a substantial impact on PARTICIPATING MEDICAL GROUP.

5.14             To authorize and arrange for the provision of BLUE CROSS Services to Members, effective July 1, 2000, for new and renewing business.

5.15             To disclose information to PARTICIPATING MEDICAL GROUP that enables PARTICIPATING MEDICAL GROUP to be informed regarding the financial risk assumed under this Agreement, as required in California Health and Safety Code Section 1375.4 and applicable regulations.

VI.           ELIGIBILITY LISTINGS

6.01             Eligibility listings of Members who have personally selected, or been assigned to, PARTICIPATING MEDICAL GROUP shall be provided in the following manner:

A.           BLUE CROSS shall maintain, update and distribute monthly, Member Eligibility Reports listing the persons who are eligible to receive Covered Medical Services during the applicable month.

B.             PARTICIPATING MEDICAL GROUP shall receive a copy of the Eligibility Reports at PARTICIPATING MEDICAL GROUP’s main site.  Should PARTICIPATING MEDICAL GROUP request reports in an electronic format, paper reports will continue to be provided for an additional ninety (90) days only.  As described in the Operations Manual, BLUE CROSS will charge a fee of between Fifty Dollars ($50.00) and Five Hundred Dollars ($500.00) per report, for each of the following:

(1)          duplicate copies of paper reports,

(2)          copies of paper reports delivered in addition to reports in electronic format after the ninety (90) day parallel reporting period (tape, diskette, NDM or other electronic medium),

(3)          duplicate reports for prior months.

C.             BLUE CROSS will discourage retroactive cancellation by an employer group of more than ninety (90) days from BLUE CROSS’ applicable monthly billing process date.  However, when no services have been rendered, BLUE CROSS may make occasional exceptions due to legitimate administrative processing requirements.  Notwithstanding any retroactive cancellation of a Member by an employer group of more than ninety (90) days, BLUE CROSS shall not be entitled to any refund of Capitation payments made for such Member beyond the ninety (90) day period.  BLUE CROSS will attempt to discourage retroactively adding any Member after the applicable billing is reconciled.  In the event BLUE CROSS finds it necessary to assign, up to ninety (90) days retroactively, a new Member to PARTICIPATING

MEDICAL GROUP, Capitation payment for that Member shall be made, and PARTICIPATING MEDICAL GROUP agrees to be responsible for all Covered Medical Services due that Member under the terms of the Member’s Benefit Agreement which were provided or arranged by PARTICIPATING MEDICAL GROUP, from the date the Member was assigned.

D.            In the event care is provided to an ineligible person, based on an erroneous or delayed Eligibility Report, BLUE CROSS shall be financially responsible for all care provided by PARTICIPATING MEDICAL GROUP prior to the time PARTICIPATING MEDICAL GROUP received notice of that person’s ineligibility and, on the condition that PARTICIPATING MEDICAL GROUP shall supply BLUE CROSS with evidence that PARTICIPATING MEDICAL GROUP has unsuccessfully sought payment for all or a portion of the charges from the ineligible person, or the person having legal responsibility for the ineligible person, through two billing cycles, or through a period of sixty (60) days, whichever is greater.  In that event, BLUE CROSS’ responsibility for physician compensation shall be measured as set forth in the then current Blue Cross of California Prudent Buyer Plan Participating Physician fee schedule for the applicable region or the actual billed amount, whichever is less.  The obligations of BLUE CROSS under this Subsection D shall be conditioned upon (1) the exercise of prudent judgment by PARTICIPATING MEDICAL GROUP, evidenced by reasonable efforts to contact BLUE CROSS for verification of the eligibility of each Member prior to providing or arranging Covered Medical Services, and (2) submission to BLUE CROSS of both the claim and evidence of its unsuccessful collection efforts within twelve (12) months of the date of service.

VII.          COMPENSATION TO PARTICIPATING MEDICAL GROUP

7.01             Exhibits D, G and G-1 (all incorporated by reference herein), set forth Capitation payments for new and renewing business.  The applicable Capitation payment for each Member assigned to PARTICIPATING MEDICAL GROUP, shall be paid monthly, prorated in accordance with Member eligibility.

Such Capitation payment shall be adjusted for Member age, sex and Benefit Agreement in accordance with age, sex and plan relativities that have been developed by BLUE CROSS based upon actuarial assumptions and BLUE CROSS’ utilization experience.  BLUE CROSS reserves the right to adjust such relativity factors, upon contract renewal, based upon BLUE CROSS’ experience.

7.02             Capitation shall be paid in consideration for providing Capitation Services and arranging Non-Capitated Services for each Member assigned to PARTICIPATING MEDICAL GROUP, and in consideration for all Capitation Services arranged through referral for Members by PARTICIPATING MEDICAL GROUP.  The Capitation payment shall be made by the tenth of each month and shall be computed on the basis of the most current group and individual information available.  In the event that an error is made in the computation of the Capitation payment, resulting in an overpayment or underpayment to PARTICIPATING MEDICAL GROUP, BLUE CROSS reserves the right to adjust subsequent Capitation payments to PARTICIPATING MEDICAL GROUP to offset such overpayment or underpayment.

Each Capitation payment shall be accompanied by a remittance summary.  The remittance summary identifies the total Capitation amount payable, including retroactivity and identifies those Members whose retroactivity had a financial impact on the total Capitation payment.  A complete listing of Members that are eligible for Capitation Services is provided in the monthly Eligibility Report, as set forth in Article VI.

7.03             PARTICIPATING MEDICAL GROUP agrees that in no event shall any allowable co-payment or reimbursement amount, or sum thereof, due PARTICIPATING MEDICAL GROUP, exceed the cost to PARTICIPATING MEDICAL GROUP of providing the service or item which was billed.

7.04             PARTICIPATING MEDICAL GROUP agrees to continue to provide or arrange for all Covered Medical Services and benefits to any Member, or former Member, who is eligible for coverage under the Extension of Benefits provision of the Benefit Agreements, in exchange for the then current Capitation amount per Member per month of the Benefit Agreement type under which the Member is, or was, enrolled.  Under the circumstances described in this Section 7.04 BLUE CROSS shall be financially responsible for Non-Capitated Services.

7.05             PARTICIPATING MEDICAL GROUP agrees to be responsible for professional and facility charges, as described in Exhibit A(1) (incorporated by reference herein).

7.06             In the event a referral provider has not been reimbursed for authorized Referral Services or that any other provider has not been reimbursed by PARTICIPATING MEDICAL GROUP as required under their agreement for services provided to Members within forty-five (45) working days following receipt of a clean, undisputed claim, then after notice BLUE CROSS shall have the option to pay a clean and uncontested claim and deduct such payment (including any interest payable under Health & Safety Code Section 1371), plus an administrative charge equal to ten percent (10%) of the claim amount, from any money due from BLUE CROSS to PARTICIPATING MEDICAL GROUP.  If a total of five (5) or more instances occur where any provider associated with PARTICIPATING MEDICAL GROUP bills a Member in violation of this Agreement during any calendar year, BLUE CROSS may, in its sole discretion, suspend the assignment of new Members to PARTICIPATING MEDICAL GROUP until such time as PARTICIPATING MEDICAL GROUP has rectified the problem to BLUE CROSS’ satisfaction.

7.07             Transplant Services.

For those transplant Professional Capitation Services, including without limitation, bone marrow/stem cell and solid organ for which PARTICIPATING MEDICAL GROUP is financially responsible (i.e., professional component), PARTICIPATING MEDICAL GROUP shall pay for such services at the applicable rate negotiated by BLUE CROSS for professional transplant services or at the rate negotiated by PARTICIPATING MEDICAL GROUP.  If such payment has been made by BLUE CROSS, PARTICIPATING MEDICAL GROUP shall remit payment to BLUE CROSS within forty-five (45) days of BLUE CROSS’ written request or BLUE CROSS may adjust subsequent Capitation payments to offset such payment amount.

VIII.        ENROLLMENT PROTECTION

8.01             Enrollment Protection is a program designed to limit PARTICIPATING MEDICAL GROUP’s liability for Capitation Services expense.

8.02             For PARTICIPATING MEDICAL GROUPs with less than two thousand (2,000) Members, on the effective date of this Agreement, the liability of PARTICIPATING MEDICAL GROUP for expenses for Capitation Services rendered to any single Member during the calendar year shall be limited to the first SIX THOUSAND DOLLARS ($6,000.00) of such expenses.

8.03             If PARTICIPATING MEDICAL GROUP’s assigned CALIFORNIACARE and BLUE CROSS PLUS enrollment is two thousand (2,000) or more Members, on the effective date of this Agreement, PARTICIPATING MEDICAL GROUP agrees to accept risk under either Subsection A or Subsection B, as indicated below.

A.           The liability of PARTICIPATING MEDICAL GROUP for expenses for Capitation Services rendered to any single Member during the calendar year, shall be limited to the first EIGHT THOUSAND DOLLARS ($8,000.00) of Capitation Services expenses, which have been incurred by PARTICIPATING MEDICAL GROUP for that Member, or

B.             The liability of PARTICIPATING MEDICAL GROUP for expenses for Capitation Services rendered to any single Member during the calendar year, shall be limited to the first TWENTY-FIVE THOUSAND DOLLARS ($25,000.00) of Capitation Services expenses which have been incurred by PARTICIPATING MEDICAL GROUP for that Member.

PARTICIPATING MEDICAL GROUP hereby elects to accept risk pursuant to Section 8.03.

  A.  B.  (Check one).

8.04             Notwithstanding Section 8.02 or 8.03 above, the liability of PARTICIPATING MEDICAL GROUP for expenses for Capitation Services for Members who have been diagnosed as having Acquired Immune Deficiency Syndrome (AIDS) shall be limited to FIFTEEN HUNDRED DOLLARS ($1,500.00) for any Member who has been diagnosed as having AIDS according to the most current criteria established by the Center for Disease Control (CDC) at the time of the diagnosis.

8.05             The total expenses of PARTICIPATING MEDICAL GROUP for Capitation Services rendered to any single Member during the calendar year shall be calculated according to the then current Blue Cross of California Prudent Buyer Plan Participating Physician Agreement fee schedule for the applicable region.  In the event the foregoing calculation for any given procedure results in a figure greater than the actual cost of the procedure as billed by a third party, then the actual cost for that procedure shall be deemed to be the amount actually paid by PARTICIPATING MEDICAL GROUP.

8.06             Expenses in connection with the following services shall not be included as Capitation Services expenses incurred by PARTICIPATING MEDICAL GROUP in reaching the Enrollment Protection level:

A.           Services rendered in connection with Workers’ Compensation cases.

B.             Services for which payment is obtained from third-party sources.

C.             Services for which payment is obtained from BLUE CROSS through any coverage other than CALIFORNIACARE.

All co-payments applicable to Capitation Services rendered to Members shall be subtracted from Capitation Services expenses.  When the PARTICIPATING MEDICAL GROUP is capitated by two coverages for one Member, the PARTICIPATING MEDICAL GROUP agrees to coordinate all related co-payments under the Coordination of Benefits rules in the Member’s Benefit Agreement.

8.07             PARTICIPATING MEDICAL GROUP shall maintain records necessary to evidence having reached the Enrollment Protection level.  After reaching the Enrollment Protection level with regard to any Member, during the remainder of the calendar year PARTICIPATING MEDICAL GROUP shall bill BLUE CROSS for one hundred percent (100%) of services rendered, or provided, to that Member by PARTICIPATING MEDICAL GROUP, calculated in accordance with Sections 8.02, 8.03, 8.04, 8.05 and 8.06.  Reimbursement to PARTICIPATING MEDICAL GROUP for Enrollment Protection shall be made by BLUE CROSS in accordance with the lesser of (i) actual billed charges; (ii) the then current Blue Cross of California Prudent Buyer Plan Participating Physician Agreement fee schedule for the applicable region; (iii) the rate negotiated between BLUE CROSS and the provider of service; or (iv) the amount actually paid by PARTICIPATING MEDICAL GROUP.  Such reimbursement shall be made on a monthly basis, within forty-five (45) working days of submission of complete and accurate documentation by PARTICIPATING MEDICAL GROUP, Services which are not set forth in the then current Blue Cross of California Prudent Buyer Plan Participating Physician Agreement fee schedule for the applicable region shall be reimbursed by BLUE CROSS at the actual charges paid by PARTICIPATING MEDICAL GROUP.

8.08             PARTICIPATING MEDICAL GROUP and BLUE CROSS acknowledge and agree that PARTICIPATING MEDICAL GROUP limitations of liability as set forth in this Article VIII shall be conditioned upon submission of clean undisputed claims to BLUE CROSS no later than twelve (12) months after the date of the service rendered to Members.  Any claims under the Enrollment Protection program which would otherwise be the responsibility of BLUE CROSS under this Agreement shall be the financial responsibility of PARTICIPATING MEDICAL GROUP if a clean undisputed claim is not submitted within twelve (12) months of the date of service.  For the purpose of this Agreement, a clean claim shall mean a claim that meets all BLUE CROSS requirements with respect to back-up information.

IX.           NON-CAPITATED SERVICES

9.01             Non-Capitated Services, as defined in this Article, shall include Covered Medical Services, as set forth in the applicable Benefit Agreement and as authorized or referred by PARTICIPATING MEDICAL GROUP.

The Covered Medical Services encompassed in Non-Capitated Services are delineated in Exhibit A(1).  For purposes of calculating the Non-Capitated Performance Settlement, these services include, but are not limited to the following:

A.           Inpatient Hospital Services (exclusive of professional charges).

B.             Outpatient Hospital Services (exclusive of professional charges).

C.             Hemodialysis Services (exclusive of professional charges).

D.            In-Area Emergency Room Facility Services (exclusive of professional charges).

E.              Related Hospital Services.

F.              Skilled Nursing Facility Services.

G.             Ambulance Services.

H.            Home Health Services.

I.                 Alternative Birthing Center Services (exclusive of professional charges).

J.                Ten percent (10%) of expenses related to Out-of-Area Emergency Services (Facility and Professional Expenses).

K.            Durable Medical Equipment and prosthetic devices.

L.              Hospice Services.

M.         Fifty percent (50%) of the average wholesale price (AWP) related to chemotherapy drugs (intravenously administered) and injectable medications (excluding take-home insulin).

N.            Mammography Services.

9.02             Billing for Non-Capitated Services shall be as follows:

A.           The provider of Non-Capitated Services may bill BLUE CROSS directly, in which case, BLUE CROSS shall reimburse said provider within forty-five (45) working days following receipt of a clean, undisputed claim accompanied by an authorization from PARTICIPATING MEDICAL GROUP; or,

B.             The provider of Non-Capitated Services may bill PARTICIPATING MEDICAL GROUP, in which case, PARTICIPATING MEDICAL GROUP shall bill BLUE CROSS for reimbursement.  BLUE CROSS shall reimburse PARTICIPATING MEDICAL GROUP within forty-five (45) working days following BLUE CROSS’ receipt of a clean undisputed claim from PARTICIPATING MEDICAL GROUP, on the condition that such claim shall be submitted to BLUE CROSS no later than twelve (12) months after the date of service.  This section shall only apply for the following Non-Capitated Services:  mammography services, DME, prosthetics and injectabte medications (including chemotherapy drugs and infused substances).

In either case described above, BLUE CROSS shall pay contracting providers at the rate negotiated between BLUE CROSS and said provider.  In the case of non-contracting providers, BLUE CROSS shall pay the lesser of: the actual billed charges, or the maximum allowable rate according to the BLUE CROSS Customary and Reasonable charges, or the rate arranged for by a CALIFORNIACARE Case Manager.

9.03             Case Management Stop-Loss.

A.           The Case Management Program is a program in which a Member’s medical needs are assessed by PARTICIPATING MEDICAL GROUP in conjunction with a CALIFORNIACARE Case Manager to explore and coordinate treatment alternatives.  PARTICIPATING MEDICAL GROUP should notify the CALIFORNIACARE Case Manager prior to the Member achieving the applicable Case Management Stop-Loss Threshold, as described below.

B.             For PARTICIPATING MEDICAL GROUPs with enrollment of Twenty-Four Thousand (24,000) or more Member Months for the calendar year, the Case Management Stop-Loss Threshold for an individual Member shall be SIXTY THOUSAND DOLLARS ($60,000.00) of Non-Capitated Expenses incurred during that calendar year.

For PARTICIPATING MEDICAL GROUPs with enrollment of less than Twenty-Four Thousand (24,000) Member Months, the Case Management Stop-Loss Threshold shall be THIRTY-FIVE THOUSAND DOLLARS ($35,000.00) of Non-Capitated Expenses incurred during that calendar year.

C.             Authorized expenses for Member’s Non-Capitated Services, up to the Case Management Stop-Loss Threshold specified above will be accrued toward PARTICIPATING MEDICAL GROUP’s PMPM Non-Capitated Expenses.  Additionally, ten percent (10%) of expenses between the applicable Case Management Stop-loss Threshold and ONE HUNDRED AND FIFTY THOUSAND DOLLARS ($150,000) incurred by an individual Member will be accrued toward PARTICIPATING MEDICAL GROUP’s PMPM Non-Capitated Expenses.  Non-Capitated expenses greater than ONE HUNDRED AND FIFTY THOUSAND DOLLARS ($150,000) for any individual Member will not be included in PARTICIPATING MEDICAL GROUP’s PMPM Non-Capitated Expenses.

D.            The Case Management Stop-loss Thresholds described above will apply to Members whose treatment includes transplants (solid organ and bone marrow/stem cell), except in those cases where PARTICIPATING MEDICAL GROUP fails to notify BLUE CROSS, as described in Section 4.02F.  When PARTICIPATING MEDICAL GROUP fails to provide such notice, all of that Member’s Non-Capitated Expenses will be included in PARTICIPATING MEDICAL GROUP’s PMPM Non-Capitated Expenses.

9.04             Calculating PARTICIPATING MEDICAL GROUP PMPM Non-Capitated Expenses.

The Non-Capitated Expenses shall include actual expenses incurred by BLUE CROSS to provide Non-Capitated Services to Members, as authorized or referred by the PARTICIPATING MEDICAL GROUP.  Expenses above the Case Management Stop-Loss Threshold, as set forth in Section 9.03, and expenses incurred by Members or former Members covered under the Extension of Benefits provision of the Benefit Agreements are excluded from PARTICIPATING MEDICAL GROUP’s Non-Capitated Expenses for purposes of determining the Non-Capitated Performance Settlement.

BLUE CROSS shall accrue Non-Capitated Expenses by each PARTICIPATING MEDICAL GROUP by the calendar year the services were incurred and paid through March 31st after year-end.  Beginning in year two (2) of this Agreement, any claims received after calculation of the final Non-Capitated Performance Settlement will be charged to the following year’s Non-Capitated Expenses.  Any Non-Capitated Service admissions, including, but not limited to, inpatient hospital, skilled nursing facility, hospice and alternative birthing center admissions that occur in one calendar year and extend into the next year shall accrue to the year the admission occurred.  Notwithstanding the aforementioned, any claims for Non-Capitated Services or Shared Risk Services (as defined in the CALIFORNIACARE Medical Services Agreement in effect for years prior to the Initial Term of this Agreement) paid after the March 31st immediately following the effective date hereof will be charged to the Non-Capitated Expense for the first calendar year, or portion thereof, of this Agreement.

9.05             Non-Capitated Performance Settlement Schedule.

Non-Capitated Performance Settlement Schedule shall mean a schedule that will be the basis for determining the Non-Capitated Performance Settlement.  This schedule presents BLUE CROSS’ prior year aggregate PMPM Non-Capitated Expenses adjusted by factors to account for medical inflation.  Exhibit F (incorporated by reference herein) sets forth the Non-Capitated Performance Settlement Schedule.

9.06             Calculating the Non-Capitated Performance Settlement.

A.           PARTICIPATING MEDICAL GROUP’s Adjusted PMPM Non-Capitated Expense.

PARTICIPATING MEDICAL GROUP’s Adjusted PMPM Non-Capitated Expenses is the quotient of PARTICIPATING MEDICAL GROUP’s PMPM Non-Capitated Expenses divided by the composite of PARTICIPATING MEDICAL GROUP’s Age/Sex, Plan, Stop-Loss and Region Factors.

The PARTICIPATING MEDICAL GROUP’s PMPM Non-Capitated Expense is adjusted to account for the PARTICIPATING MEDICAL GROUP’s mix of Members and make the PARTICIPATING MEDICAL GROUP’s PMPM Non-Capitated Expenses comparable to the Non-Capitated Performance Settlement Schedule, as set forth in Exhibit F.

B.             Non-Capitated Performance Settlement.

If the PARTICIPATING MEDICAL GROUP’s Adjusted PMPM Non-Capitated Expense is equal to or greater than the Attachment Point, the PARTICIPATING MEDICAL GROUP will not receive a Non-Capitated Performance Settlement.  If the PARTICIPATING MEDICAL GROUP’s Adjusted PMPM Non-Capitated Expense is less than the Attachment Point, the PARTICIPATING MEDICAL GROUP will receive a Non-Capitated Performance Settlement.

The PMPM Non-Capitated Performance Settlement is determined by allocating a portion of the difference between the Attachment Point and the PARTICIPATING MEDICAL GROUP’s Adjusted PMPM Non-Capitated Expense.  The proportion of the difference allocated to the PMPM Non-Capitated Performance Settlement is according to the Non-Capitated Performance Settlement Schedule, set forth in Exhibit F.  The PMPM Non-Capitated Performance Settlement amount multiplied by the PARTICIPATING MEDICAL GROUP’s calendar year Member Months determines the total Non-Capitated Performance Settlement.

Within one hundred eighty (180) days after the end of BLUE CROSS’ fiscal year, BLUE CROSS shall pay the Non-Capitated Performance Settlement if a Non-Capitated Performance Settlement amount is due to the PARTICIPATING MEDICAL GROUP.

Notwithstanding the above, in the event this Agreement is terminated, BLUE CROSS shall calculate the Non-Capitated Performance Settlement in accordance with this Article IX and shall pay PARTICIPATING MEDICAL GROUP a preliminary Non-Capitated Performance Settlement equal to eighty percent (80%) of any amount due PARTICIPATING MEDICAL GROUP based upon this calculation.  Twelve (12) months following the calculation and payment of the preliminary Non-Capitated Performance Settlement, BLUE CROSS shall calculate a final Non-Capitated Performance Settlement in accordance with this Article IX and shall pay any amount due PARTICIPATING MEDICAL GROUP, less any amounts paid at the time of preliminary Non-Capitated Performance Settlement.  In the event monies paid PARTICIPATING MEDICAL GROUP at the time of the preliminary Non-Capitated Performance Settlement exceed the final Non-Capitated Performance Settlement, PARTICIPATING MEDICAL GROUP shall reimburse BLUE CROSS any amounts owed within forty-five (45) working days of notification from BLUE CROSS.

X.            OUTPATIENT PRESCRIPTION DRUG EXPENSE

10.01       Calculating PARTICIPATING MEDICAL GROUP PMPM Outpatient Prescription Drug Expenses (“PMPM OPDE”).

The Outpatient Prescription Drug Expense (“OPDE”) shall include only those amounts paid by BLUE CROSS to pharmacies or pharmacists to provide covered outpatient prescription drugs to Members assigned to PARTICIPATING MEDICAL GROUP.  Any rebates or other similar arrangements between BLUE CROSS and manufacturers/vendors shall not be considered in determining the Outpatient Prescription Drug Expense Target, the OPDE, or the Outpatient Prescription Drug Settlement.

BLUE CROSS shall accrue OPDE for each PARTICIPATING MEDICAL GROUP by the calendar year the services were incurred and paid through March 31st after year-end.  Beginning in year two (2) of this Agreement, any claims received after calculation of the final Outpatient Prescription Drug Settlement will be charged to the following year’s OPDE.  Notwithstanding the aforementioned, any claims for outpatient prescription drug services incurred prior to the Initial Term of this Agreement paid after the March 31st immediately following the effective date hereof and if applicable, for subsequent years, will be charged to the OPDE for the first calendar year of this Agreement, or portion thereof.

10.02       Outpatient Prescription Drug Settlement Schedule.

The Outpatient Prescription Drug Settlement Schedule set forth at Exhibit H (incorporated by reference herein) will be the basis for determining PARTICIPATING MEDICAL GROUP’s Outpatient Prescription Drug Settlement.

10.03       Calculating the Outpatient Prescription Drug Settlement.

If PARTICIPATING MEDICAL GROUP’s PMPM OPDE is less than the Outpatient Prescription Drug Expense Target, the PARTICIPATING MEDICAL GROUP will receive an Outpatient Prescription Drug Settlement.  If the PARTICIPATING MEDICAL GROUP’s PMPM Outpatient Prescription Drug Expense is equal to or greater than the Outpatient Prescription Drug Expense Target, the PARTICIPATING MEDICAL GROUP will not receive an Outpatient Prescription Drug Settlement.

A.           Outpatient Prescription Drug Settlement.

The PMPM Outpatient Prescription Drug Settlement is determined by allocating a portion of the difference between the OPDE Target, and the PARTICIPATING MEDICAL GROUP’s PMPM Outpatient Prescription Drug Expense.  The proportion of the difference allocated to the PMPM Outpatient Prescription Drug Settlement is determined in accordance with the Outpatient Prescription Drug Schedule, set forth in Exhibit H.

B.             Formulary Utilization Incentive.

If PARTICIPATING MEDICAL GROUP’s use of the BLUE CROSS Outpatient Prescription Drug Formulary (the “Formulary”) is equal to or greater than ninety-five percent (95%), as described in Exhibit H, and PARTICIPATING MEDICAL GROUP’s PMPM OPDE is less than the OPDE Target, an additional $0.10 PMPM will be added to PARTICIPATING MEDICAL.  GROUP’s PMPM Outpatient Prescription Drug Settlement.

The amount of the Outpatient Prescription Drug Settlement and Formulary utilization incentive will be based on the applicable PMPM Settlement calculation under Exhibit H multiplied by PARTICIPATING MEDICAL GROUP’s Member Months for Members with outpatient prescription drug benefits.  Within one hundred eighty (180) days after the end of BLUE CROSS’ fiscal year, BLUE CROSS will pay any Outpatient Prescription Drug Settlement that is due PARTICIPATING MEDICAL GROUP for the previous year.

Notwithstanding the above, in the event this Agreement is terminated, BLUE CROSS shall calculate the Outpatient Prescription Drug Settlement in accordance with this Article X and shall pay PARTICIPATING MEDICAL GROUP a preliminary Outpatient Prescription Drug Settlement equal to eighty percent (80%) of any amount due PARTICIPATING MEDICAL GROUP based upon this calculation.  Twelve (12) months following the calculation and payment of the preliminary Outpatient Prescription Drug Settlement, BLUE CROSS shall calculate a final Outpatient Prescription Drug Settlement in accordance with this Article X and shall pay any amount due PARTICIPATING MEDICAL GROUP, less any amounts paid at the time of preliminary Outpatient Prescription Drug Settlement.  In the event monies paid PARTICIPATING MEDICAL GROUP at the time of the preliminary Outpatient Prescription Drug Settlement exceed the final Outpatient Prescription Drug Settlement, PARTICIPATING MEDICAL GROUP shall reimburse BLUE CROSS any amounts owed within forty-five (45) working days of notification from BLUE CROSS.

XI.           QUALITY MANAGEMENT BONUS

Blue Cross will evaluate PARTICIPATING MEDICAL GROUP’s Quality Management Program and Member quality of care using a scorecard.  PARTICIPATING MEDICAL GROUP will be notified of the scorecard parameters and scoring methodology prior to the start of each year, as described in the Operations Manual.

PARTICIPATING MEDICAL GROUP must meet minimum eligibility criteria to receive a scorecard score and therefore to be eligible for a Quality Management Bonus.  These criteria include a minimum of 12,000 Member months for a calendar year and submission to BLUE CROSS of all necessary encounter data.

A Quality Management Bonus will be paid if PARTICIPATING MEDICAL GROUP’s performance on the scorecard is average or above average.  No Quality Management Bonus will be paid if PARTICIPATING MEDICAL GROUP’s scorecard performance is below average.  BLUE CROSS will notify PARTICIPATING MEDICAL GROUP of the scorecard results sixty (60) days following the end of the calendar year.

The Quality Management Bonus paid to PARTICIPATING MEDICAL GROUP, should a payment be due in accordance with the PMPM Quality Management Bonus Schedule shown in Exhibit I (incorporated by reference herein), will be made by the fifteenth of June following the end of the calendar year for which it is based.

XII.         BILLING FOR HMO-USA AWAY FROM HOME CARE SERVICES

12.01       PARTICIPATING MEDICAL GROUP agrees to render or refer urgent care, Emergency services, follow-up care and routine services, as Host HMO to out-of-state members of HMO-USA participating plans, when such care is prearranged by BLUE CROSS.  Urgent care as it relates to the HMO-USA Away From Home Care Program means outpatient medical care which the Host HMO determines is required for an unexpected illness or injury that is not life threatening, but which cannot reasonably be postponed until the HMO-USA participating plan member returns to the service area of the member’s Home HMO.

All medical services rendered at PARTICIPATING MEDICAL GROUP or Satellite Facilities and all Referral Services rendered to members of HMO-USA participating plans, due to unavailability of the required services at PARTICIPATING MEDICAL GROUP, shall be paid by BLUE CROSS.  For services PARTICIPATING MEDICAL GROUP provides directly to members of HMO-USA participating plans, BLUE CROSS shall reimburse PARTICIPATING MEDICAL GROUP at PARTICIPATING MEDICAL GROUP’s invoiced amount, not to exceed reimbursement in accordance with the then current Blue Cross of California Prudent Buyer Plan Participating Physician Agreement fee schedule for the applicable region.  For Referral Services, PARTICIPATING MEDICAL GROUP may instruct providers of Referral Services to bill BLUE CROSS directly or, such providers may bill PARTICIPATING MEDICAL GROUP, in which case, PARTICIPATING MEDICAL GROUP shall be reimbursed by BLUE CROSS.  In all cases, PARTICIPATING MEDICAL GROUP or provider of Referral Services shall note on the claim that services were rendered to a member of an HMO-USA participating plan.  Neither PARTICIPATING MEDICAL GROUP nor provider of Referral Services shall bill members of HMO-USA participating plans.

12.02       BLUE CROSS agrees to pay PARTICIPATING MEDICAL GROUP within forty-five (45) working days of receipt of a completed professional services claim form for authorized services rendered to members of HMO-USA participating plans.  Any claim under the HMO-USA Away From Home Care Program which would otherwise be the responsibility of BLUE CROSS under this Agreement shall be the responsibility of PARTICIPATING MEDICAL GROUP if such claim is not submitted to BLUE CROSS within twelve (12) months of the date of service.

XIII.        TERM OF AGREEMENT, TERMINATION

13.01       This Agreement shall be in effect for a three (3) year period (the “Initial Term”) from the date noted on page 1.  Unless written notice of intent not to renew or of intent to modify this Agreement is provided at least one hundred twenty (120) days prior to completion of the Initial Term or any subsequent renewal period, this Agreement shall renew upon the same terms and conditions for consecutive one year periods each year thereafter.

13.02       In the event this Agreement is terminated, PARTICIPATING MEDICAL GROUP agrees to continue to provide Capitation Services and to arrange Non-Capitated Services for all Members assigned to PARTICIPATING MEDICAL GROUP, including any Members who become eligible during the notice period set forth in Section 12.01 above; and to provide these services consistent with the terms and conditions of the applicable Benefit Agreements.  In such cases, Capitation Services rendered to Members shall be compensated at the applicable rates set forth in the then current Blue Cross of California Prudent Buyer Plan Participating Physician Agreement fee schedule for the applicable region, until the services being rendered to that Member are completed or reasonable and medically appropriate provision is made for the assumption of such services by another contracting provider, but in no event later the annual anniversary dates of the Benefit Agreements of Members assigned to PARTICIPATING MEDICAL GROUP.  The foregoing anniversary date limitation shall not apply with respect to the continuation of services, as required under Section 1373.95 of the California Health and Safety Code.

In the event this Agreement is terminated, any and all outstanding deficits owed to BLUE CROSS under this Agreement shall be immediately due and payable, and BLUE CROSS may offset the entire such deficit against any and all amounts then due or thereafter due to PARTICIPATING MEDICAL GROUP under this Agreement or any other agreement with PARTICIPATING MEDICAL GROUP.

13.03       Termination of this Agreement shall not affect any rights or obligations hereunder which shall have previously accrued, or shall thereafter arise, with respect to any occurrence prior to termination, and such rights and obligations shall continue to be governed by the terms of this Agreement.  Without limiting the foregoing, if this Agreement is terminated, at BLUE CROSS’ sole discretion, PARTICIPATING MEDICAL GROUP shall continue to provide and be compensated under the terms of this Agreement for Covered Medical Services provided to Members who at the time of termination are undergoing a course of treatment from a PARTICIPATING MEDICAL GROUP Physician for an acute condition, serious chronic condition, high-risk pregnancy, or a pregnancy that has reached the second or third trimester.  For cases involving an acute condition or a serious chronic condition, such services may continue for up to ninety (90) days or a longer period if necessary for a safe transfer to another CALIFORNIACARE participating medical group physician as determined by BLUE CROSS in consultation with the PARTICIPATING MEDICAL GROUP Physician, consistent with good professional practice.  For pregnancy cases as specified above, such services will continue until postpartum services related to the delivery are completed or for a longer period if necessary for a safe transfer to another CALIFORNIACARE participating medical group physician, consistent with good professional practice.

13.04       In the event of a material breach of this Agreement the party claiming the breach shall give written notice to the other, with registered or certified mail.  The notice shall specify the breach with as much detail as possible.  The party receiving the notice shall then have thirty (30) days to commence curing the breach.  If the breach is not cured to the satisfaction of the complaining party within sixty (60) days after the notice is received by the other party, this Agreement shall terminate at the end of the sixtieth (60th) day or, if the breach is by PARTICIPATING MEDICAL GROUP, BLUE CROSS may in the alternative freeze enrollment of PARTICIPATING MEDICAL GROUP and/or withhold fifteen percent (15%) of the Capitation until such breach is cured to BLUE CROSS’ satisfaction.

XIV.                        ARBITRATION OF DISPUTES BETWEEN BLUE CROSS AND PARTICIPATING MEDICAL GROUP

14.01       PARTICIPATING MEDICAL GROUP and BLUE CROSS agree to meet and confer in good faith to resolve any problems or disputes that may arise under this Agreement.

14.02       Any problem or dispute arising under this Agreement and/or concerning the terms of this Agreement that is not satisfactorily resolved under Section 13.01 shall be arbitrated.  The arbitration shall be initiated by either party making a written demand for arbitration on the other party.  Arbitration shall be conducted by the American Arbitration Association (AAA) under the Commercial Rules of the AAA.  The arbitration shall also be subject to California Code of Civil Procedure, Title Nine, Section 1280, et. seq , unless otherwise mutually agreed.  The parties agree that the decision of the arbitrator shall be final and binding as to each of them, except to the extent that California or Federal law provide for the review of arbitration proceedings.  BLUE CROSS waives any right to pursue, on a class basis, any such problem or dispute against PARTICIPATING MEDICAL GROUP, and PARTICIPATING MEDICAL GROUP waives any right to pursue, on a class basis, any such problem or dispute against BLUE CROSS.  Issues as to whether malpractice was committed by a physician shall not be subject to Arbitration by the AAA unless otherwise agreed in writing by the parties and the AAA.

14.03       Arbitration Fee.  In all cases submitted to AAA, the parties agree to share equally the AAA administrative fee as well as the arbitrator’s fee, if any, unless otherwise assessed by the arbitrator.  The administrative fee shall be advanced by the initiating party.

14.04       Enforcement of Award.  The parties agree that the arbitrator’s award may be enforced in any court having jurisdiction thereof by the filing of a petition to enforce said award.  Costs of filing may be recovered by the party that initiates the action to have an award enforced.

14.05       Alternative Dispute Settlement Techniques.  Should the parties, prior to submitting a dispute to arbitration, desire to utilize other impartial dispute settlement techniques, such as mediation or fact-finding, a joint request for such services may be made to the AAA, or the parties may initiate such other procedures as they may mutually agree upon.

14.06       Limitation.  Nothing contained herein is intended to create, nor shall it be construed to create, any right of any Member to independently initiate the arbitration procedure established in this Article.  This limitation shall not prevent BLUE CROSS from initiating such procedures as the representative of its Members, or PARTICIPATING MEDICAL GROUP from initiating such procedures on behalf of Members for whom they have assumed responsibility for the provision of Capitation Services, and for arranging Non-Capitated Services provided that in any such case BLUE CROSS or PARTICIPATING MEDICAL GROUP, respectively, shall be considered the initiating party for the purposes of Section 14.03 hereof.

14.07       Each party hereto agrees to notify the other at the earliest reasonable time in the event of any dispute which may be arbitrated, and in the event either party becomes aware of facts or circumstances which indicate a reasonable possibility of litigation with any third person or entity, and which are relevant to any rights, obligations, or other responsibilities under this Agreement.

14.08       With respect to settlements and/or bonuses under Articles IX, X or XI hereof, PARTICIPATING MEDICAL GROUP shall review such payment and/or the settlement statement prepared by BLUE CROSS and shall within forty-five (45) days of receipt notify BLUE CROSS in writing of any problem or discrepancy; otherwise the right to challenge the calculation and/or amount of the settlement or bonus shall be deemed waived by PARTICIPATING MEDICAL GROUP.

XV.         CALIFORNIACARE MEMBER GRIEVANCE SYSTEM

15.01       In the event a Member perceives a problem which the CALIFORNIACARE Coordinator is unable to satisfactorily resolve, the Member shall be advised to complete a Grievance Form and submit it to the CALIFORNIACARE Coordinator.  The grievance shall be reviewed and resolved if possible, by the PARTICIPATING MEDICAL GROUP’s Quality Management Committee.

15.02       PARTICIPATING MEDICAL GROUP shall maintain a log of all grievances heard by PARTICIPATING MEDICAL GROUP’s Quality Management Committee filed by Members who are assigned to PARTICIPATING MEDICAL GROUP and shall, on a quarterly basis, forward a copy of each grievance to the CALIFORNIACARE Quality Management Representative.

15.03       PARTICIPATING MEDICAL GROUP shall provide a written response to Member within fifteen (15) working days of receipt of grievance.  In the event a grievance cannot be resolved by the PARTICIPATING MEDICAL GROUP’s Quality Management Committee to the complaining Member’s satisfaction within fifteen (15) working days of receipt, the Member may appeal to BLUE CROSS using the procedures in the Member’s Benefit Agreement and in the Operations Manual.  In the event that the Member appeals to BLUE CROSS, PARTICIPATING MEDICAL GROUP agrees to provide BLUE CROSS with a response to the grievance and the pertinent medical records within ten (10) days from the date of such request by BLUE CROSS.

15.04       The Member shall be notified of the disposition of the complaint by BLUE CROSS within fifteen (15) working days of making the appeal.

XVI.        MISCELLANEOUS PROVISIONS

16.01       Amendment.  This Agreement or any part or section of it may be amended at any time during the term of the Agreement by mutual written consent of duly authorized representatives of BLUE CROSS and PARTICIPATING MEDICAL GROUP.

16.02       Assignment.  BLUE CROSS and PARTICIPATING MEDICAL GROUP, pursuant to mutual written agreement, may assign rights and duties established under this Agreement, provided that no such assignment shall adversely affect the rights or duties of Members or be in conflict with the requirements of state or federal laws or regulations under which BLUE CROSS is licensed or regulated.

16.03       Marketing, Advertising and Publicity.  BLUE CROSS shall have the right to use the name of PARTICIPATING MEDICAL GROUP for purposes of informing Members and prospective Members of the identity of PARTICIPATING MEDICAL GROUP.

Except as provided above, BLUE CROSS and PARTICIPATING MEDICAL GROUP each reserve the right to control the use of their respective names and all symbols, trademarks or service marks presently existing, or later established.  In addition, except as provided above, neither BLUE CROSS nor PARTICIPATING MEDICAL GROUP shall use the other party’s name, symbols, trademarks or service marks in advertising or promotional materials, or otherwise, without the prior written consent of that party, and shall cease any such usage immediately upon written notice of the party, or on termination of this Agreement, whichever first occurs.  Any prohibition, restriction or limitation on advertising hereunder shall comply with the requirements of the Knox-Keene Act, including Health and Safety Code Section 1395.5.

16.04       Sole Agreement.  This Agreement with its Exhibits and the Operations Manual, represents the entire agreement between the parties hereto and supersedes any and all prior or contemporaneous, written or oral agreements, representations or understandings.

16.05       Independent Contractors.  PARTICIPATING MEDICAL GROUP shall furnish care or other benefits to Members as an independent contractor, and BLUE CROSS shall not be liable for any claim or demand on account of damages arising out of, or in connection with, any injuries suffered by any Member while receiving care from, or care authorized by, PARTICIPATING MEDICAL GROUP or any of its Member Physicians.

16.06       Severability.  If any term, provision, covenant or condition of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired, or invalidated as a result of such decision.

16.07       Notices.  Any notice required to be given pursuant to the terms of this Agreement shall be in writing, and shall be either personally delivered, or sent by registered or certified mail, in the United States Postal Service, return receipt requested, postage prepaid, addressed to BLUE CROSS or PARTICIPATING MEDICAL GROUP at the applicable address below.  The notice shall be effective on the date received.

If to BLUE CROSS:	Blue Cross of California
21555 Oxnard Street
Woodland Hills, CA 91367

If to PARTICIPATING MEDICAL GROUP:

16.08       Maximum Capacity.  The Maximum Capacity of PARTICIPATING MEDICAL GROUP during the term of this Agreement shall be 50,000 Members.

16.09       Knox-Keene Act.  BLUE CROSS is subject to the requirements of the Knox-Keene Act and any provision required to be in this Agreement thereunder shall bind BLUE CROSS and PARTICIPATING MEDICAL GROUP, whether or not expressly provided in this Agreement.

16.10       Solicitation of Members.  The business relationship between BLUE CROSS and its Members, and BLUE CROSS and the employer groups with which it contracts, shall be deemed the property of BLUE CROSS.  Similarly, all lists of Members accepted by PARTICIPATING MEDICAL GROUP under the provisions of this Agreement and of the employer groups to which they belong, shall be deemed the property of BLUE CROSS.  During the term of this Agreement or any renewal thereof, and for a period of one (1) year from the date of termination, PARTICIPATING MEDICAL GROUP agrees and will require its PARTICIPATING MEDICAL GROUP Physicians and all other contracted Health Professionals to agree, that they will not, within the service area of BLUE CROSS: (1) interfere with BLUE CROSS’ contract and/or property rights; (2) advise or counsel any Member or employer groups to disenroll from BLUE CROSS; (3) solicit such Member or employer group to become enrolled with any other health maintenance organization, preferred provider organization or any other similar hospitalization or medical payment plan or insurance company; or (4) disclose proprietary BLUE CROSS information.  This section shall not apply to general mailings unless the mailings specifically target BLUE CROSS Members and as long as the mailings do not violate the intent of this section.

16.11       Confidentiality.  PARTICIPATING MEDICAL GROUP and BLUE CROSS agree to keep confidential, except as otherwise required by applicable law or this Agreement, the terms and conditions of this Agreement and any amendments thereto.  Violation of the above shall be deemed a material breach.

16.12       Waiver.  The waiver by either party of a failure to perform any covenant or condition set forth in this Agreement shall not act as a waiver of performance for a subsequent breach of the same or any other covenant or condition set forth in this Agreement.

16.13       Governing Law.  This Agreement and the rights and obligations of the parties hereunder shall be construed and interpreted and enforced in -accordance with, and governed by, the laws of the State of California, and the United States and all regulations promulgated pursuant thereto.  Any provisions required to be in this Agreement by any of the above laws and regulations shall bind BLUE CROSS and PARTICIPATING MEDICAL GROUP whether or not expressly provided in this Agreement.

BLUE CROSS OF CALIFORNIA		PROSPECT HEALTH SOURCE MEDICAL
GROUP

Signature:	/s/ Barry Ford	Signature:	/s/ Peter G. Goll

Name:	Barry Ford	Name:	Peter G. Goll

Title:	Vice President	Title:	Senior Vice President
Network Development & Management

Date:	1-18-01	Date:	1-03-01

EXHIBIT A

COVERED MEDICAL SERVICES

I.              Medical and Surgical Services

A.           Physician’s services at the:

(1)          Physician’s office; the Member shall pay any copayment directly to the physician for each such visit

(2)          Hospital or Skilled Nursing Facility

B.             Professional services of an anesthetist or anesthesiologist

C.             Diagnostic X-ray examinations

D.            Laboratory tests

E.              Radiation therapy in Physician’s office, including use of X-ray, radium, cobalt and other radioactive substances

F.              Professional services of other participating Health Professionals

G.             Professional services of a physician at the Member’s home when the Member is too ill or disabled to be seen during regular office hours.  The Member shall pay the amounts set forth in the Member’s Benefit Agreement to the physician for each such visit.

II.            Psychiatric Care Benefits

Care shall be provided for (i) short-term evaluation of the Member’s condition when such care is ordered by the attending PARTICIPATING MEDICAL GROUP Physician and (ii) the diagnosis and medically necessary treatment of “severe mental illnesses” and “serious emotional disturbances of a child” as such terms are defined in California Health and Safety Code Section 1374.72.  Co-payments and limitations are as set forth in the Member’s Benefit Agreement.  This care shall not include visits for psychoanalysis.

III.           Covered Preventive Care Benefits

The following services shall be provided when performed by, authorized by, or deemed appropriate by the Member’s Primary Care Physician.  The Member shall pay any copayment listed in the Member’s Benefit Agreement directly to the physician for each service performed.

A.           Well baby care through age 2 years, including immunizations.

B.             Scheduled physical examinations as set forth in the Member’s Benefit Agreement.

C.             Pediatric and adult immunizations.

D.            Eye examinations

E.              Infertility studies for Members aged 18 or over.

F.              Ear examinations.

G.             Health education services as follows:

(1)          Health education services and education in the appropriate use of health services and in the contribution each Member can make to the maintenance of his/or her own health.

(2)          Instruction in personal health care measures.

*** Confidential Treatment requested

A-1

(3)          Information about services provided, including recommendations on generally accepted medical standards for use and frequency of such services.

H.            Services such as pre-and post-hospitalization planning; referral to services provided through community health and social welfare agencies and related family counseling for the physical, emotional and economic impact of illness and disability.

I.                 Allergy testing and administration of injections.

A-2

EXHIBIT A(1)
CALIFORNIACARE

DIVISION OF FINANCIAL RESPONSIBILITIES

List of Benefits / Services		Capitation	Non- Capitated	BLUE CROSS

	ACUPUNCTURE	***	***	***
		***	***	***
	AIDS	***	***	***
	Inpatient Facility Component	***	***	***
	Professional Component	***	***	***
		***	***	***
	ALLERGY TESTING & TREATMENT	***	***	***
	Professional Component	***	***	***
	Serums	***	***	***
		***	***	***
	AMBULANCE: Air or Ground	***	***	***
	In-Area	***	***	***
	Out-of-Area	***	***	***
		***	***	***
	AMNIOCENTESIS	***	***	***
	Outpatient Facility Component	***	***	***
	Professional Component	***	***	***
		***	***	***
	ANESTHETICS, Administration of	***	***	***
		***	***	***
	ARTIFICIAL EYE	***	***	***
		***	***	***
*	ARTIFICIAL INSEMINATION	***	***	***
		***	***	***
	ARTIFICIAL LIMBS (Prosthetic Device)	***	***	***
		***	***	***
	BIOFEEDBACK	***	***	***
		***	***	***
	BLOOD AND BLOOD PRODUCTS	***	***	***
	From Blood Bank	***	***	***
	Autologous Blood Donation	***	***	***
		***	***	***
*	CHEMICAL DEPENDENCY REHABILITATION	***	***	***
	Inpatient Facility Component	***	***	***
	Inpatient Professional Component	***	***	***
	Outpatient Facility Component	***	***	***
	Outpatient Professional Component	***	***	***

*                 As set forth in the applicable Benefit Agreement

*** All references to the division of financial responsibility have been deleted.

A(1)-1

List of Benefits / Services		Capitation	Non- Capitated	BLUE CROSS

	CHEMOTHERAPY DRUGS (intravenously administered)	***	***	***
	Professional Component	***	***	***
	Chemotherapy Drugs	***	***	***
		***	***	***
	CHIROPRACTIC (Referred Service only)	***	***	***
		***	***	***
	CIRCUMCISION	***	***	***
		***	***	***
	COLOSTOMY SUPPLIES	***	***	***
	Inpatient Facility Component	***	***	***
	Outpatient Dispensing	***	***	***
	In Conjunction with Home Health	***	***	***
		***	***	***
	DENTAL SERVICES (accidental injury to sound natural teeth and dental work necessary for the construction of non-dental structures)	***	***	***
	Inpatient Facility Component	***	***	***
	Professional Component	***	***	***
		***	***	***
	DETOXIFICATION	***	***	***
	Inpatient Facility Component	***	***	***
	Professional Component	***	***	***
		***	***	***
*	DURABLE MEDICAL EQUIPMENT (DME)	***	***	***
		***	***	***
	EMERGENCY ADMISSIONS: In-Area	***	***	***
	Facility Component	***	***	***
	Professional Component	***	***	***
		***	***	***
	EMERGENCY ADMISSIONS: Out-of-Area	***	***	***
	Facility Component	***	***	***
	Professional Component	***	***	***
		***	***	***
	EMERGENCY ROOM: In-Area	***	***	***
	Facility Component	***	***	***
	Professional Component	***	***	***

*                 As set forth in the applicable Benefit Agreement

***   All references to the division of financial responsibility have been deleted.

A(1)-2

List of Benefits / Services		Capitation	Non- Capitated	BLUE CROSS

	EMERGENCY ROOM: Out-of-Area	***	***	***
	Facility Component	***	***	***
	Professional Component	***	***	***
		***	***	***
	EMPLOYMENT PHYSICAL EXAMS	***	***	***
		***	***	***
	ENDOSCOPIC STUDIES	***	***	***
	Inpatient / Outpatient Facility Component	***	***	***
	Professional Component	***	***	***
		***	***	***
	EXPERIMENTAL PROCEDURES	***	***	***
		***	***	***
	FAMILY PLANNING SERVICES	***	***	***
	Inpatient Facility Component	***	***	***
	Outpatient Clinic or Non-Hospital Facility Component	***	***	***
	Professional Component	***	***	***
		***	***	***
	FETAL MONITORING	***	***	***
	Inpatient Facility Component	***	***	***
	Professional Component	***	***	***
		***	***	***
	GENETIC TESTING	***	***	***
		***	***	***
	HEALTH EDUCATION	***	***	***
		***	***	***
**	HEALTH EVALUATIONS / PHYSICALS (required by third party or outside agency)	***	***	***
		***	***	***
*	HEARING AIDS	***	***	***
		***	***	***
	HEARING SCREENING	***	***	***
		***	***	***
	HEMODIALYSIS	***	***	***
	Inpatient /Outpatient Facility Component	***	***	***
	Professional Component	***	***	***

*                 As set forth in the applicable Benefit Agreement

**          Routine physical examinations or tests which do not directly treat an actual illness, injury or condition unless authorized by a Primary Care Physician, except in no event will any physical examination or test required by employment or government authority, or at the request of a third party such as a school, camp or sport affiliated organization be covered.

***   All references to the division of financial responsibility have been deleted.

A(1)-3

List of Benefits / Services		Capitation	Non- Capitated	BLUE CROSS

	HEPATITIS B VACCINE / GAMMA GLOBULIN	***	***	***
		***	***	***
	HOME HEALTH (including medications)	***	***	***
		***	***	***
	HOSPICE (in lieu of acute inpatient or SNF care)	***	***	***
	Inpatient Facility Component	***	***	***
	Professional Component	***	***	***
		***	***	***
	HOSPITAL BASED PHYSICIANS	***	***	***
		***	***	***
	Anesthesiology	***	***	***
	Audiology	***	***	***
	Cardiology	***	***	***
	Emergency Medicine	***	***	***
	General Surgery	***	***	***
	Neonatology	***	***	***
	Nephrology	***	***	***
	Neurology	***	***	***
	Neurosurgery	***	***	***
	Obstetrics / Gynecology	***	***	***
	Orthopedic Surgery	***	***	***
	Pathology	***	***	***
	Pediatrics	***	***	***
	Physical Medicine	***	***	***
	Pulmonary Medicine	***	***	***
	Radiology	***	***	***
	Radiation Oncology	***	***	***
	Urology	***	***	***
		***	***	***
*	HOSPITALIZATION / INPATIENT SERVICES, SUPPLIES & TESTING	***	***	***
	In-Area	***	***	***
	Out-of-Area (Emergency)	***	***	***
		***	***	***
	IMMEDIATE CARE - In Area	***	***	***
	Facility Component	***	***	***
	Professional Component	***	***	***

*                 As set forth in the applicable Benefit Agreement

***   All references to the division of financial responsibility have been deleted.

A(1)-4

List of Benefits / Services		Capitation	Non- Capitated	BLUE CROSS

	IMMEDIATE CARE - Out Of Area	***	***	***
	Facility Component	***	***	***
	Professional Component	***	***	***
		***	***	***
	IMMUNIZATION SERUMS (pediatric)	***	***	***
		***	***	***
	IMMUNIZATION SERUMS (Adult)	***	***	***
		***	***	***
	INFANT APNEA MONITOR (DME) (in conjunction with or concurrent with authorized inpatient admiss)	***	***	***
		***	***	***
	OUTPATIENT INFANT APNEA MONITOR	***	***	***
		***	***	***
*	INFERTILITY(Diagnosis / Treatment)	***	***	***
	*Inpatient Facility Component	***	***	***
	*Professional Component	***	***	***
		***	***	***
	INFUSION THERAPY	***	***	***
	Inpatient / Outpatient Facility Component	***	***	***
	Professional Component	***	***	***
	Infused Substances	***	***	***
		***	***	***
	INJECTABLE MEDICATIONS: Outpatient (excluding take-home insulin)	***	***	***
		***	***	***
	LABORATORY SERVICES	***	***	***
	Inpatient Facility Component	***	***	***
	Outpatient Hospital Facility Component	***	***	***
	Outpatient Clinic or Non-Hospital Facility Component	***	***	***
	Professional Component	***	***	***
		***	***	***
*	LITHOTRIPSY	***	***	***
	Inpatient / Outpatient Hospital Facility Component	***	***	***
	Professional Component	***	***	***
		***	***	***
	MAMMOGRAPHY	***	***	***
	Facility Component	***	***	***
	Professional Component	***	***	***

*                 As set forth in the applicable Benefit Agreement

***   All references to the division of financial responsibility have been deleted.

A(1)-5

List of Benefits / Services		Capitation	Non- Capitated	BLUE CROSS

	MENTAL HEALTH SERVICES (PARITY & NON-PARITY)	***	***	***
	*Inpatient Facility Component’	***	***	***
	*lnpatient Professional Component	***	***	***
	*Outpatient Professional Component	***	***	***
		***	***	***
	NUTRITIONIST/DIETITIAN	***	***	***
		***	***	***
	OBSTETRICAL SERVICES	***	***	***
	Inpatient Facility Component	***	***	***
	Inpatient Professional Component	***	***	***
	Outpatient Diagnostic Services	***	***	***
		***	***	***
	OFFICE VISIT SUPPLIES, SPLINTS, CASTS, BANDAGES, DRESSINGS etc.	***	***	***
		***	***	***
	ORGAN TRANSPLANTS (non-experimental)	***	***	***
	Inpatient Facility Component	***	***	***
	Professional Component	***	***	***
		***	***	***
*	OUTPATIENT DIAGNOSTIC SERVICES & TREATMENTS	***	***	***
	Primary Care Physicians	***	***	***
	Specialty Physicians	***	***	***
		***	***	***
	OUTPATIENT CLINIC OR NON-HOSPITAL FACILITY COMPONENT FOR DIAGNOSTIC SERVICES & TREATMENTS	***	***	***
	These services include, but are not limited to the following:	***	***	***
	Angiograms	***	***	***
	CAT Scan	***	***	***
	2-D Echo	***	***	***
	EEG	***	***	***
	EKG (aka: ECG)c	***	***	***
	EMG	***	***	***
	Holter Monitor	***	***	***
	MRI	***	***	***
	Treadmill	***	***	***
	Ultrasound	***	***	***

*                                         As set forth in the applicable Benefit Agreement

***                           All references to the division of financial responsibility have been deleted.

A(1)-6

List of Benefits / Services	Capitation	Non- Capitated	BLUE CROSS

OUTPATIENT DIAGNOSTIC SERVICES & TREATMENTS	***	***	***
Professional Component for:	***	***	***
Anesthesiology	***	***	***
Audiology	***	***	***
Cardiology	***	***	***
Emergency Medicine	***	***	***
General Surgery	***	***	***
Neonatology	***	***	***
Nephrology	***	***	***
Neurology	***	***	***
Obstetrics / Gynecology	***	***	***
Orthopedics	***	***	***
Pathology	***	***	***
Pediatrics	***	***	***
Physical Medicine	***	***	***
Pulmonary Medicine	***	***	***
Radiation Oncology .	***	***	***
Radiology	***	***	***
Urology	***	***	***
	***	***	***
OUTPATIENT SURGERY	***	***	***
Facility Component	***	***	***
Professional Component for:	***	***	***
Anesthesiology	***	***	***
Audiology	***	***	***
Cardiology	***	***	***
Emergency Medicine	***	***	***
Neonatology	***	***	***
Neurology	***	***	***
Nephrology	***	***	***
Orthopedics	***	***	***
Pathology	***	***	***

*                 As set forth in the applicable Benefit Agreement

***   All references to the division of financial responsibility have been deleted.

A(1)-7

List of Benefits / Services	Capitation	Non- Capitated	BLUE CROSS

OUTPATIENT SURGERY: Professional Component	***	***	***
Pediatrics	***	***	***
Physical Medicine	***	***	***
Pulmonary Medicine	***	***	***
Radiation Oncology	***	***	***
Radiology	***	***	***
Urology	***	***	***
	***	***	***
PEDIATRIC SERVICES (newborn)	***	***	***
	***	***	***
PHYSICAL THERAPY	***	***	***
Inpatient Facility Component	***	***	***
Outpatient Clinic or Non-Hospital Facility Component	***	***	***
Inpatient / Outpatient Professional Component	***	***	***
	***	***	***
PHYSICIAN VISITS	***	***	***
To Hospital	***	***	***
To Skilled Nursing Facility	***	***	***
To Patient Home	***	***	***
	***	***	***
PHYSICIAN OFFICE VISITS	***	***	***
Consultations	***	***	***
Specialty Visits	***	***	***
	***	***	***
PODIATRY SERVICES	***	***	***
	***	***	***
PREADMISSION TESTING	***	***	***
Inpatient Facility Component	***	***	***
Outpatient Hospital Facility Component	***	***	***
Outpatient Clinic or Non-Hospital Facility Component	***	***	***
Inpatient / Outpatient Professional Component	***	***	***
	***	***	***
PRE-EXISTING PREGNANCY	***	***	***
Inpatient Facility Component	***	***	***
Professional Component	***	***	***

*                 As set forth in the applicable Benefit Agreement

***   All references to the division of financial responsibility have been deleted.

A(1)-8

List of Benefits / Services	Capitation	Non- Capitated	BLUE CROSS

PREGNANCY SERVICES	***	***	***
Inpatient Facility Component	***	***	***
Professional Component	***	***	***
	***	***	***
PROSTHETIC DEVICES	***	***	***
	***	***	***
RADIATION THERAPY	***	***	***
Inpatient Facility Component	***	***	***
Outpatient Hospital Facility Component	***	***	***
Outpatient Clinic Facility Component	***	***	***
Professional Component	***	***	***
	***	***	***
RADIOLOGY SERVICES	***	***	***
Inpatient Facility Component	***	***	***
Outpatient Hospital Facility Component	***	***	***
Outpatient Clinic or Non-Hospital Facility Component	***	***	***
Professional Component	***	***	***
	***	***	***
RECONSTRUCTIVE SURGERY	***	***	***
Inpatient Facility Component	***	***	***
Professional Component	***	***	***
	***	***	***
REFRACTIONS	***	***	***
	***	***	***
REHABILITATION SERVICES (Physical Therapy, Occupational Therapy, Speech Therapy, Cardiac Therapy)	***	***	***
Inpatient Facility Component	***	***	***
Inpatient Professional Component	***	***	***
Outpatient Clinic or Non-Hospital Facility Component	***	***	***
Outpatient Professional Component	***	***	***
	***	***	***
ROUTINE PHYSICAL EXAMINATIONS	***	***	***
	***	***	***
SKILLED NURSING FACILITY (SNF)	***	***	***
	***	***	***
SPECIALIST CONSULTATIONS	***	***	***

*                 As set forth in the applicable Benefit Agreement

***   All references to the division of financial responsibility have been deleted.

A(1)-9

List of Benefits / Services	Capitation	Non- Capitated	BLUE CROSS

SURGICAL SUPPLIES	***	***	***
Inpatient Facility Component	***	***	***
Outpatient Facility Component	***	***	***
	***	***	***
TEMPORO-MANDIBULAR JOINT SYNDROME (TMJ)	***	***	***
Dental Treatment	***	***	***
Professional Component (for the diagnosis and medically necessary correction)	***	***	***
Inpatient Facility Component	***	***	***
	***	***	***
TRANSFUSIONS	***	***	***
From Blood Bank	***	***	***
Autotogous Blood Donations	***	***	***
	***	***	***
URGENT CARE: In-Area	***	***	***
Facility Component	***	***	***
Professional Component	***	***	***
	***	***	***
URGENT CARE: Out-of-Area	***	***	***
Facility Component	***	***	***
Professional Component	***	***	***
	***	***	***
VISION SCREENING	***	***	***
	***	***	***
VISION CARE	***	***	***
Medically Necessary Care	***	***	***
Refraction	***	***	***
Lenses / Frames (covered by optional rider)	***	***	***
Contact lenses (fitting only)	***	***	***

*                 As set forth in the applicable Benefit Agreement

***   All references to the division of financial responsibility have been deleted.

A(1)-10

EXHIBIT B

CALIFORNIACARE HOSPITALS

(1)           Century City hospital - 050579

(2)           Cedars Sinai Medical Center 050625

(3)           Midway hospital Medical Center 050477

(4)           Brotman Medical Center 050144

*** Confidential Treatment requested

B-1

EXHIBIT C

ADMINISTRATIVE RESPONSIBILITIES OF PARTICIPATING MEDICAL GROUP

This exhibit lists the areas in which PARTICIPATING MEDICAL GROUP and PARTICIPATING MEDICAL GROUP Physicians will have administrative responsibility.  The extent and type of responsibility to be undertaken will be agreed upon by the PARTICIPATING MEDICAL GROUP and BLUE CROSS through an annual audit process.

A.       PROFESSIONAL SERVICES ADMINISTRATION

Professional Services - Schedule, control, process and report encounter information

Outside Referrals - Control, process and report encounter information

Ancillary - Control, process and report encounter information

B.        INSTITUTIONAL SERVICES ADMINISTRATION

Preadmission certification process

Medical Review of claims

Length-of-stay (monitoring and control)

C.        UTILIZATION REVIEW

D.       PEER REVIEW, EDUCATION AND CREDENTIALING

E.        QUALITY MANAGEMENT

F.        GRIEVANCE PROCEDURE COMPLIANCE

G.        MONITOR AND REVISE SPECIALIST/OTHER REFERRAL CONTRACTS

H.       PATIENT EDUCATION

I.         CASE MANAGEMENT

C-1

EXHIBIT D

CAPITATION

•                            If PARTICIPATING MEDICAL GROUP selects the Section 8.03A Enrollment Protection level of EIGHT THOUSAND DOLLARS ($8,000.00), once PARTICIPATING MEDICAL GROUP reaches two thousand (2,000) Members at the beginning of the calendar year PARTICIPATING MEDICAL GROUP will receive an additional payment of $ 0.26 PMPM.

•                            If PARTICIPATING MEDICAL GROUP selects the Section 8.03B Enrollment Protection level of TWENTY-FIVE THOUSAND DOLLARS ($25,000.00), once PARTICIPATING MEDICAL GROUP reaches two thousand (2,000) Members at the beginning of the calendar year PARTICIPATING MEDICAL GROUP will receive an additional payment of $ 1.02 PMPM.

D-1

EXHIBIT F

NON-CAPITATED PERFORMANCE SETTLEMENT SCHEDULE

For Non-Capitated Medical Services

Based on Plan C, $60,000 Stop Loss, Age/Sex Factor = 1.00 and Regional Factor = 1.00

Non-Capitated Performance Settlement Calculation Method:

1)                                      Identify the payment band that contains the PARTICIPATING MEDICAL GROUP’s Adjusted PMPM Non-Capitated Expense.

2)                                      Subtract the PARTICIPATING MEDICAL GROUP’s PMPM Non-Capitated Expense from the high value of the payment band

3)                                      Multiply the result from Step 2 by the multiplier column for the payment band

4)                                      Add the result from Step 3 to the minimum payment amount for the payment band to get the PMPM Non-Capitated Performance Settlement

5)                                      Multiply the PMPM Non-Capitated Performance Settlement from Step 4 by the PARTICIPATING MEDICAL GROUP’s Member Months to calculate the Non-Capitated Performance Settlement

	Non-Capitated Expense Ranges (PMPM Non-Capitated Expense)
Payment Bands	Low	High	Multiplier	Minimum Payment Amount
1	***	***	0%	***
2	***	***	25%	***
3	***	***	40%	***
4	***	***	55%	***
5	***	***	65%	***
6	***	***	75%	***
7	***	***	65%	***
8	***	***	50%	***
9	***	***	40%	***
10	***	***	0%	***

* Attachment Point

Example of Non-Capitated Performance Settlement Calculation

Assume:  PARTICIPATING MEDICAL GROUP has an PMPM Non-Capitated Expense of [ILLEGIBLE]; and there are 100,000 member months

(1)          Identify the payment band that contains the PARTICIPATING MEDICAL GROUP’s Adjusted PMPM Non-Capitated Expense.  The PARTICIPATING MEDICAL GROUP’s PMPM Non-Capitated Expense of *** falls between the low and high values of payment band 5.

(2)          Subtract the PARTICIPATING MEDICAL GROUP’s PMPM Non-Capitated Expense from the high value for the payment band.

***

(3)          Multiply the result from Step 2 by the multiplier for the payment band.

***

(4)          Add the result from Step 3 to the minimum payment amount for the payment band to get the PMPM Non-Capitated Performance Settlement ***

*** PMPM Non-Capitated Performance Settlement

(5)          Multiply the PMPM Non-Capitated Performance Settlement from Step 4 by the PARTICIPATING MEDICAL GROUP’s Member Months to calculate the Non-Capitated Performance Settlement.

*** PMPM Non-Capitated Performance Settlement x 100,000 member months = *** Non-Capitated Performance Settlement.

F-1

EXHIBIT G

COMPENSATION FOR SERVICES TO BLUE CROSS PLUS MEMBERS

In consideration for the mutual promises herein set forth, PARTICIPATING MEDICAL GROUP and BLUE CROSS hereby agree as follows:

I.              DEFINITIONS

A.        “Advance Supplemental Capitation Payment” means a supplemental Capitation payment apportioned monthly and paid in advance of the date it is earned.  Advance Supplemental Capitation Payments are subject to recoupment by BLUE CROSS if not actually earned prior to the end of the calendar quarter.

B.          “Baseline Capitation Payment” means the monthly Capitation payment for each Member covered by a BLUE CROSS PLUS Benefit Agreement and assigned to PARTICIPATING MEDICAL GROUP.

C.          “In-Network Services” means those services which are provided, arranged by, referred or authorized by PARTICIPATING MEDICAL GROUP for BLUE CROSS PLUS Members and which would be CALIFORNIACARE Capitation Services if they had been rendered under the Agreement to a CALIFORNIACARE Member.

D.         “In-Network Utilization Factor” means the quotient of the Baseline Capitation Payment, divided by the sum of Baseline Capitation Payments plus expenses for Out-of-Network Services, modified each calendar quarter to allow for incurred but not reported expenses (IBNR) based on BLUE CROSS’ overall BLUE CROSS PLUS experience, as follows:

Baseline Capitation Payment		= A

Expenses for Out-of-Network Services (Modified to allow for IBNR)		= B

In-Network Utilization Factor		= C

C =	A
A + B

E.           “Non-Participating Provider” means a Health Professional, hospital, emergency facility, skilled nursing facility, ambulance service, home health agency, or Alternate Birthing Center that has rendered services to a BLUE CROSS PLUS Member without authorization from the PARTICIPATING MEDICAL GROUP to which the Member is assigned.

F.           “Out-of-Network Services” means those services rendered to BLUE CROSS PLUS Members by a Non-Participating Provider, and which would be Capitation Services if rendered by PARTICIPATING MEDICAL GROUP under the Agreement to CALIFORNIACARE Members, except for Out-of-Area Emergency Services.

G.          “Supplemental Capitation Payment” means a Capitation payment per BLUE CROSS PLUS Member per month, which may be earned based on the In-Network Utilization Factor as set forth in Exhibit G(1).

G-1

II.                                     COMPENSATION FOR SERVICES TO BLUE CROSS PLUS MEMBERS

The parties agree that the terms of Exhibit D of the Agreement shall apply only to CALIFORNIACARE Members.  BLUE CROSS shall compensate PARTICIPATING MEDICAL GROUP for services to BLUE CROSS PLUS Members as follows:

A.        BLUE CROSS shall pay a Baseline Capitation Payment per Member per month in the amounts set forth in Exhibit G(1), adjusted to account for age and sex characteristics of the Member, and Member Benefit Agreement.

B.          PARTICIPATING MEDICAL GROUP may earn Supplemental Capitation Payments by achieving an In-Network Utilization Factor greater than 0.42 in any calendar quarter, as set forth in Exhibit G(1).  For any calendar quarter in which PARTICIPATING MEDICAL GROUP achieves an In-Network Utilization Factor of 0.42 or above, BLUE CROSS shall make a Supplemental Capitation Payment in accordance with Exhibit G(1) due sixty (60) working days after the end of such calendar quarter.  PARTICIPATING MEDICAL GROUP shall review such payment and/or the settlement statement prepared by BLUE CROSS and shall within forty-five (45) days of receipt notify BLUE CROSS in writing of any problem or discrepancy; otherwise the right to challenge the calculation and/or amount of the Supplemental Capitation Payment shall be deemed waived by PARTICIPATING MEDICAL GROUP.

C.          PARTICIPATING MEDICAL GROUP may elect to receive advance Supplemental Capitation Payments prior to the time PARTICIPATING MEDICAL GROUP’s In-Network Utilization Factor is known, i.e., during the applicable calendar quarter.  However, if at the end of such calendar quarter, PARTICIPATING MEDICAL GROUP’s In-Network Utilization Factor is below 0.42, then BLUE CROSS shall have the right to set off the amount of advance Supplemental Capitation Payments made during such quarter from Capitation payments due PARTICIPATING MEDICAL GROUP in subsequent months.

D.         BLUE CROSS shall calculate the In-Network Utilization Factor on a PARTICIPATING MEDICAL GROUP specific basis for each PARTICIPATING MEDICAL GROUP with 1200 or more BLUE CROSS PLUS Member Months for the applicable calendar quarter.  All PARTICIPATING MEDICAL GROUPs with 450 to 1199 BLUE CROSS PLUS Member Months, for the applicable calendar quarter, will be pooled for determining the In-Network Utilization Factor.  All PARTICIPATING MEDICAL GROUPs with fewer than 450 BLUE CROSS PLUS Member Months, for the applicable calendar quarter, will be grouped into a second pool for determining the In-Network Utilization Factor.

E.           Total claims for Out-of-Network Expenses rendered to any single BLUE CROSS PLUS Member during the calendar year shall be limited to 140% of the Enrollment Protection level selected by PARTICIPATING MEDICAL GROUP for CALIFORNIACARE and BLUE CROSS PLUS Members under Article VIII, Sections 8.02 or 8.03 of the Agreement.

F.           The liability of PARTICIPATING MEDICAL GROUP for expenses for Capitation Services rendered during the calendar year to any single Member enrolled in BLUE CROSS PLUS shall be limited to the applicable Enrollment Protection amount defined in Sections 8.02, 8.03 and 8.04.  Expenses considered under Enrollment Protection shall include expenses incurred by PARTICIPATING MEDICAL GROUP.  Expenses for out-of-network services are not included.

G.          BLUE CROSS may complete an audit of BLUE CROSS PLUS capitation payments within six (6) months after the end of the calendar year to reconcile any annual over or underpayments.

G-2

EXHIBIT G(1)

BLUE CROSS PLUS BASELINE CAPITATION

•                  If PARTICIPATING MEDICAL GROUP selects the Section 8.03A Enrollment Protection level of EIGHT THOUSAND DOLLARS ($8,000.00), once PARTICIPATING MEDICAL GROUP reaches two thousand (2,000) Members at the beginning of the calendar year PARTICIPATING MEDICAL GROUP will receive an additional payment of $        PMPM.

•                  If PARTICIPATING MEDICAL GROUP selects the Section 8.03B Enrollment Protection level of TWENTY-FIVE THOUSAND DOLLARS ($25,000.00), once PARTICIPATING MEDICAL GROUP reaches two thousand (2,000) Members at the beginning of the calendar year PARTICIPATING MEDICAL GROUP will receive an additional payment of $          PMPM.

G(1)-1

EXHIBIT H

OUTPATIENT PRESCRIPTION DRUG SETTLEMENT SCHEDULE

PMPM Outpatient Prescription Drug Expense Target:  *** PMPM

PMPM Expense Range	Settlement Calculation
Greater than ***	***
*** to ***	(*** - PMPM OPDE) x 45%
*** to ***	(*** - PMPM OPDE) x 50%
Less than ***	*** PMPM

If PARTICIPATING MEDICAL GROUP’s PMPM OPDE is less than the OPDE Target, an additional $0.10 PMPM will be due to PARTICIPATING MEDICAL GROUP if PARTICIPATING MEDICAL GROUP’s Formulary utilization is equal to or greater than 95%.

Formulary Utilization:

Is the quotient of the number of prescriptions for Members with outpatient prescription drug benefits assigned to PARTICIPATING MEDICAL GROUP using drugs listed in the Blue Cross of California Outpatient Prescription Drug Formulary divided by the total number of prescriptions for Members with outpatient prescription drug benefits assigned to PARTICIPATING MEDICAL GROUP.

H-1

EXHIBIT I

QUALITY MANAGEMENT BONUS SCHEDULE

Quality Management Scorecard Rating	PMPM Quality Bonus Settlement
Below Average	***
Average	***
Above Average	***

Where:

“Average” is the numeric average of all PARTICIPATING MEDICAL GROUP scorecard scores plus or minus one standard deviation.

“Above Average” is a score that is greater than one standard deviation above the numeric average of all PARTICIPATING MEDICAL GROUP scorecard scores.

“Below Average” is a score that is less than one standard deviation below the numeric average of all PARTICIPATING MEDICAL GROUP scorecard scores.

I-1

EXHIBIT J

PARTICIPATING MEDICAL GROUP FACILITIES

*** Confidential Treatment requested

J-1

1/15/01

PROSPECT HEALTH SOURCE MEDICAL GROUP PRIMARY CARE PHYSICIANS ALPHA LISTING

SPECIALTY/CLASS		PROVIDER NAME	PHONE	FAX	STREET	CITY	STATE	ZIP CODE
IM	1	BAHARVAR JAMES	(310) ?2?-6?68	(310) 828-9597	2001 SANTA MONICA BL #690	SANTA MONICA	CA	90404
IM	1	BAILEY-WALTON, PAULA	(310) 657-9413	(310) 657-7433	150 N ROBERTSON #250	BEVERLY HILLS	CA	90211
PD	1	BALLOU, NICOLETTE	(310) 659-7??7	(310) 659-0?04	892 WILSHIRE BL #604	BEVERLY HILLS	CA	90211
PD	C	BASS, BRENDA	(310) 273-7401	(310) 273-7403	9201 SUNSET BL #406	LOS ANGELES	CA	900??
IM	1	BATRA, GOPAL	(310) 829-3385	(310) 828-6635	2428 SANTA MONICA BL #402	SANTA MONICA	CA	90404
IM	1	BHUTA, MAHESH	(310) 559-9884	(310) 836-8422	9711 VENICE BL	LOS ANGELES	CA	90034
PD	C	BLUESTONE, DAVID A	(323) 936-7294	(323) 954-9295	6221 WILSHIRE BL #215	LOS ANGELES	CA	90048
IM	1	BROWN, HARVEY V	(310) 274-7303	(310) 274-8572	435 N ROXBURY DR #311	BEVERLY HILLS	CA	90210
PD	1	BUSH, ROSETTA	(310) 641-2095	(310) 337-2740	6610 S SEPULYEDA BL #206	LOS ANGELES	CA	90045
FP	1	CANTOR, HARVEY	(310) 360-7670	(310) 360-7877	150 N ROBERTSON #350	BEVERLY HILLS	CA	90211
PD	1	COOPER, BERTAN	(310) 673-?061	(310) 673-3247	101 N LA BREA AV #105	INGLEWOOD	CA	90301
FP	1	COVINGTON, ELIZABETH	(323) 290-2107	(323) 290-0632	3701 STOCKER ST #100	LOS ANGELES	CA	90008
IM	1	DANEL, JAMES	(310) 3?0-7670	(310) 360-7877	150 N ROBERTSON #350	BEVERLY HILLS	CA	90211
PD	1	DELEAVER-RUSSELL, MARCO	(310) 838-404?	(310) 838-0491	3831 HUGHES AV #601	CULVER CITY	CA	90232
IM	1	DITLOVE, JACK	(310) 273-1150	(310) 273-7926	435 N ROXBURY DR #102	BEVERLY HILLS	CA	90210
IM	1	DOOSTAN, JAYE	(310) 859-0415	(310) 859-0642	465 N ROXBURY DR #909	BEVERLY HILLS	CA	90210
PD	1	EISEN, HERMAN	(310) 670-1455	(310) 670-0951	8725 LA TUERA BL	LOS ANGELES	CA	90045
IM	1	EASENMAN, DANA G	(310) 380-7670	(310) 360-7677	150 N RCBERTSON #350	BEVERLY HILLS	CA	90211
IM	1	FICHMAN, MARSHAL	(310) 271-5784	(310) 288-8801	8635 W 3RD ST #292-W	LOS ANGELES	CA	90048
FP	1	FLETCHER, BETTY	(310) 313-4555	(310) 313-455?	12099 W WASHINGTON #402	LOS ANGELES	CA	90066
IM	1	FRISCH, DAVID M	(310) 659-6718	(310) 652-5656	150 N ROBERTSON #350	BEVERLY HILLS	CA	90211
PD	1	GIVELBER, ANNAI	(323) 850-1177	(323) 650-1?93	7531 SANTA MONICA BL #201	LOS ANGELES	CA	90046
PD	1	GUCLICH, DONALD	(310) 670-1455	(310) 670-0951	8725 LA TUERA BL	LOS ANGELES	CA	90045
IM	1	GOLDBERG, HOWARD	(310) 659-7537	(310) 289-7941	8631 W 3RD ST #445-E	LOS ANGELES	CA	90048
IM	I	HAUPTSCHEIN, MARTIN	(310) 553-6777	(310) 277-632?	2080 CENTURY PK E #906	LOS ANGELES	CA	90067
IM	C	HAWKINS, RANDY	(310) 674-5353	(310) 674-7712	644 E REGENT ST #200	INGLEWOOD	CA	90301
PD	1	HEKMAT, FARAHO	(310) 276-0541	(310) 276-9244	9601 WILSHIRE BL #402	BEVERLY HILLS	CA	90210
IM	1	HELFENSTEIN, JEFFREY S	(310) 276-2379	(310) 27?-93?5	436 N ROXBURY DR #222	BEVERLY HILLS	CA	90210
PD	1	KEENE, DAVID N	(310) 273-0330	(310) 273-8358	250 ROBERTSON BL #404	BEVERLY HILLS	CA	90211
IM	1	KIM, KRISTY Y	(310) 659-7473	(310) 652-0442	8635 W 3RD ST #670-W	LOS ANGELES	CA	90048
PD	1	KIRKSEY, DAVID J	(310) 670-1455	(310) 670-0??1	8725 LA TJERA BL	LOS ANGELES	CA	90045
IM	1	KLEIN, KEITH	(310) 657-9841	(310) 657-9?93	8920 WILSHIRE BL #620	BEVERLY HILLS	CA	90211
IM	1	KORNFELD, HERBERT	(310) 553-2122	(310) 28?-1911	2060 CENTURY PK E #1150	LOS ANGELES	CA	90067
IM	1	LANDS, KENNETH	(310) 677-8881	(310) 677-0577	501 E HARDY ST #407	INGLEWOOD	CA	90301

1

SPECIALTY/CLASS		PROVIDER NAME	PHONE	FAX	STREET	CITY	STATE	ZIP CODE
IM	1	LANE, WILLIAM	(310) 670-4447	(310) 670-9415	6801 PARK TERR DR #620	LOS ANGELES	CA	90045
FP	1	LAVET, NORMAN O	(310) 360-7670	(310) 3?0-7?77	150 N ROBERTSON #350	BEVERLY HILLS	CA	90211
IM	1	LEITNER, PAUL	(310) 410-1944	(310) 410-3925	8540 S SEPULVEDA BL #910	LOS ANGELES	CA	90045
IM	1	LEVIN, WILLIAM	(310) 553-6777	(310) 277-?32?	2080 CENTURY PK E #08	LOS ANGELES	CA	90067
IM	C	LEVINE, SEYMOUR	(310) ?57-2855	(310) 657-7433	150 N ROBERTSON #250	BEVERLY HILLS	CA	90211
PD	1	LIPIN, JEROME L	(310) ?52-3981	(310) 652-3155	8733 BEVERLY BL #200	LOS ANGELES	CA	90048
IM	1	LIPPER, ARTHUR	(310) ?59-8077	(323) 659-8890	150 N ROBERTSON #350	BEVERLY HILLS	CA	90211
IM	1	MERRILL, WAYMAN D	(323) ?74-5353	(310) 674-7041	644 E REGENT ST	INGLEWOOD	CA	90301
IM	1	METH, ROBERT	(310) 556-1377	(310) 556-1650	2080 CENTURY PK E #810	LOS ANGELES	CA	90067
IM	1	MARAHMADI, MIKE	(310) ?58?5090	(310) 276-550?	435 N BEDFORD DR #312	BEVERLY HILLS	CA	90210
IM	1	MURO, JESUS	(310) ?3?-7381	(310) 204-5497	3831 HUGHES AV #707	CULVER CITY	CA	90232
IM	1	MUSNGI, EDGAR	(310) 301-0015	(310) 388-1466	4844 LINCOLN BL #?40	MARINA DELREY	CA	90292
IM	1	NEIOORF, BARRY S	(323) 277-2771	(323) 277-51?4	2080 CENTURY PKE #906	LOS ANGELES	CA	90067
FP	1	PATT, STEPHEN	(310) 444-?350	(310) 444-6353	11687 NATIONAL BL	LOS ANGELES	CA	90064
PD	1	PEACE, DEVAUGHN K	(310) 299-9914	(310) 292-3254	4326 S WESTERN #500	LOS ANGELES	CA	90062
IM	1	RICE?ERG, EDWARD	(310) 550-8028	(310) 27?-1570	9400 BRIGHTON WY #404	BEVERLY HILLS	CA	90210
FP	1	RICHMOND, HARVEY	(310) 273-4160	(310) 273-3932	435 N BEDFORD DR #10	BEVERLY HILLS	CA	90214
IM	1	RIEUX, SHERRK	(310) 657-9413	(310) 657-7433	150 N ROBERTSON #250	BEVERLY HILLS	CA	90211
IM	1	ROSE, ROBERT	(310) 204-1146	(310) 204-5921	3831 HUGHES AV #702	CULVER CITY	CA	90232
			(310) 278-3400	(310) 278-1240	414 N CAMDEN #1100	BEVERLY HILLS	CA	90210
IM	1	ROTHBART, ROBERT	(310) 274-7303	(310) 274-8572	435 N ROXBURY DR #311	BEVERLY HILLS	CA	90210
PD	1	RUSSELL HUBERT	(310) 204-0223	(310) 204-4251	3831 HUGHES AV #601	CULVER CITY	CA	90232
PD	1	SAKHAI, YUSSEF	(323) 653-3500	(323) 785-30?6	6360 WILSHIRE BL #305	CULVER CITY	CA	90048
IM	1	SALTZMAN, ROBERT	(310) 550-8020	(310) 278-1570	9400 BRIGHTON WY #404	BEVERLY HILLS	CA	90210
IM	1	SCOTT, CRANFORD	(310) 873-65?1	(310) 419-4483	625 E HARDY ST	INGLEWOOD	CA	90301
IM	1	SHWAYDER, MICHAEL	(310) 301-0015	(310) 388-1468	4644 LINCOLN BL #540	MARINA DEL REY	CA	90292
IM	1	SIMONS, STEVEN M	(310) 274-7303	(310) 274-8572	435 N ROXBURY DR #311	BEVERLY HILLS	CA	90210
IM	1	SLADEK, JULIA	(310) 657-1780	(310) 652-2269	8920 WILSHIRE BL #321	BEVERLY HILLS	CA	90211
IM	1	TABIBIAM BLALICK	(310) 665-9005	(310) 665-9004	8540 S SEPULVEDA BL #1100	LOS ANGELES	CA	90045
			(310) 665-9005	(310) 865-9004	435 N BEDFORD DR #312	BEVERLY HILLS	CA	90210
IM	1	TATUM, VANESSA D	(310) ?74-9372	(310) 674-4680	501 E HARDY ST #425	INGLEWOOD	CA	90301
IM	1	THEARD, LOWELL	(310) 838-6801	(310) 838-5385	3831 HUGHES AV #705	CULVER CITY	CA	90232
IM	1	WAKS, ABRAHAM U	(310) 657-9841	(310) ?57-9893	8920 WILSHIRE BL #520	BEVERLY HILLS	CA	90211
IM	1	WALDMAN, ROBERT P	(310) 301-0015	(310) 388-1486	4644 LINCOLN BL #540	MARINA DEL REY	CA	90292

2

EXHIBIT K

DIVISION OF RESPONSIBILITIES FOR COMPLIANCE ACTIVITIES

K-1

EXHIBIT K(1)

COMPLIANCE ACTIVITY PERFORMANCE MEASUREMENTS

K(1)-1

Attachment 1

CaliforniaCare

Division of Responsibilities for Compliance Activities

PARTICIPATING MEDICAL GROUP: Prospect Health Source Medical Group	Effective Date: 1/1/2001

PMG/IPA Code: (OMP)

Party Responsible For Compliance Activity
Quality Management Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
QI 1 *Program Structure
	1.1	QM program description in writing	X
	1.2	Program is accountable to governing body	X
	1.3	Program updated/evaluated/approved annually	X
	1.4	Designated physician has substantial involvement	X
	1.5	Committee involvement	X
	1.6	Program specifies committee role, structure/function	X
	1.7	Annual QM work plan	X
	1.8	Program resources adequate to meet needs	X
QI 2 *Program Operations
	2.1	Committee recommends policy decisions, evaluates results of QM activities	X
	2.2	Contemporaneous/dated/stgned minutes of QM committee decisions and actions	X
	2.3	Practitioners actively participate in QM program	X
QI 3 Health Services Contracting			X
QI 4 Availability of Practitioners
	*4.4	When practitioner’s contract is discontinued, a member undergoing active course of treatment is allowed continued access to that practitioner	X

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Quality Management Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
QI 5 *Accessibility of Services
	5.1	Establishes standrards for:	X
• timeliness of preventive care appointments
• timeliness of routine primary care appointments
• timeliness of urgent care appointments
• timeliness of emergency care
• access to after-hours care
• key elements of telephone service

	5.2	Collects/analyzes data to measure performance against standards	X
	5.3	Identifies opportunities for improvement	X
	5.4	Implements interventions to improve performance	X
	5.5	Measures effectiveness of interventions	X
QI 6 *Member Satisfaction
	6.1	Assesses member satisfaction by:	X
• evaluating member complaints/appeals
• evaluating requests to change practitioners and/or sites
	6.2	Utilizes appropriate methods to collect data	X
• appropriate population is identified
• appropriate samples drawn from population
• valid and reliable data collected
	6.3	Analyzes data for activities in QI 6.1 and HEDIS consumer survey	X
	6.4	Identifies opportunities for improvement	X
	6.5	Implements interventions to improve performance	X
	6.6	Measures effectiveness of interventions	X
	6.7	Informs practitioners/providers of results of member satisfaction activities	X
QI 7 *Health Management Systems
	7.1	Identifies members with chronic conditions and offers services to manage their conditions	X
	7.2	Informs/educates practitioners regarding health management programs for members assigned to them	X

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Quality Management Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
QI 8 *Clinical Practice Guidelines
	8.1	Guidelines are based on reasonable medical evidence	X
	8.2	Practitioner involvement in adoption of guidelines	X
	8.3	Reviews/updates guidelines every 2 years	X
	8.4	Distributes guidelines to practitioners	X
	8.5	Annually, measures performance against 2 guidelines	X
	8.6	Decision making in those areas where clinical guidelines are applicable is consistent with guidelines	X
QI 9 Continuity and Coordination of Care
	*9.1	Continuity and coordination of care that members receive across practices and provider sites is monitored including at a minimum primary care sites with 50 or more members	X
	9.2	Ensures continuity and coordination with behavioral healthcare. There is collaboration with behavioral health specialists to:	X
• *exchange information in an effective, timely and confidential manner, including patient-approved communications between medical practitioners and behavioral health practitioners and providers
• *promote appropriate diagnosis, treatment & referral of behavioral health disorders commonly seen in primary care
• psychopharmacological medication
• *timely access for treatment and followup for individuals with coexisting medical and behavioral disorders
	9.3	Collect/analyze data to evaluate continuity and coordination of care	X
• analyzes data to Identify any opportunities for improvement
• collaborates with its behavioral health specialists to identify an opportunity to improve coordination of behavioral health with general medical care
	9.4	Implementation to improve continuity and coordination of care	X
• interventions identify opportunity for improvement
• *collaborates with behavioral health specialists to take action to improve coordination of behavioral health with general medical care
QI 10 CIinical Measurement Activities			X
QI 11 Intervention and Follow-Up for Clinical Issues			X
QI 12 Effectiveness of the QI Program
	*12.1	Annual written evaluation of QM program includes:	X

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Quality Management Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
• description of completed/ongoing activities
• trending of measures to assess performance
• analysis of demonstrated improvements in clinical care/quality of service to members
• evaluation of effectiveness of QM program
	12.2	QM activities provide meaningful improvement in quality of clinical care and of service to members	X
	12.3	Information regarding QM program, including description/report on progress, is available to members and practitioners	X
QI 13 *Delegation of QI Activity
	13.1	A mutually agreed upon documents describes:	Not Applicable
• responsibilities of delegated agency and entity
• the delegated activities
• frequency of reporting
• process utilized to evaluate the delegated agency’s performance
	13.2	There is evidence that:	Not Applicable
• delegated agency’s capacity to perform activities prior to delegation is evaluated
• the delegated agency’s QM workplan/QM program description is approved annually
• regular reports as specified in 13.1 are evaluated
• there is an annual evaluation on whether delegated agency activities are conducted in accordance with the entities expectations/NCQA standards

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Utilization Management Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
UM 1 *Utilization Management Structure
	1.1	UM program description in writing		X
	1.2	Designated senior physician has substantial involvement in program implementation		X
	1.3	Description includes scope, processes and information sources used to make determinations of benefit coverage and medical appropriateness		X
	1.4	Program updated/evaluated/approved annually		X
UM 2 *Clinical UM Criteria
2.1

Criteria for determination of medical appropriateness are clearly documented and include procedures for applying criteria based on the needs of individual patients and characteristics of the local delivery system

X
	2.2	Actively practicing practitioners are involved in development or adoption of criteria and in the development and review of procedures for applying the criteria		X
	2.3	Reviews and updates criteria as necessary		X
	2.4	How practitioners can obtain criteria is stated in writing and criteria is provided to practitioners upon request		X
	2.5	Annually, evaluates how practitioners involved consistently apply criteria in decision making		X
UM 3 *Appropriate Professionals
	3.1	Licensed health professionals supervise review decisions		X
	3.2	Licensed physician reviews denials based on medical appropriateness		X
	3.3	Board certified physicians from appropriate specialty areas are used to assist in making determination of medical appropriateness		X
UM 4 *Timeliness of UM Decision
	4.1	NCQA standards for timeliness of UM decision making are followed		X
	4.2	Procedures for registering/responding to expedited appeals are established:		X
• initiated by member/practitioner on behalf of member
• decision is made no later than 72 hours after review and member and practitioner are notified
• there is written confirmation within 2 working days of providing notification of decision, if initial decision not in writing

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Utilization Management Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
UM 5 *Medical Information
		When making a determination of coverage based on medical appropriateness, relevant clinical information is obtained and the treating physician is consulted		X
UM 6 *Denial Notices
		The reasons for each denial are clearly documented and communicated		X
	6.1	Physician reviewer available to physician to discuss determinations based on medical appropriateness		X
	6.2	Written notification to members/practitioners of reason for denial, including specific utilization review criteria or benefits provisions used in the determination		X
	6.3	Information regarding appeal process included in denial notifications		X
UM 7 Evaluation of New Technology			X
UM 8 *Satisfaction with the UM Process
	8.1	Every 2 years, information is gathered from members and practitioners regarding satisfaction with UM process		X
	8.2	Addresses identified sources of dissatisfaction		X
UM 9 Emergency Services
		*There is provision, arrangement for or otherwise facilitation of all needed emergency services, including appropriate coverage of costs		X
	•9.1	Any emergency services necessary to screen/stabililze members without precertification of ER services where prudent layperson believed emergency medical condition existed is covered		X
	*9.2	ER services if practitioner has authorized is covered		X
UM 10 Drug Formulary Use

The MCO has processes to ensure that its drug formulary, if any, is based on sound clinical evidence and is reviewed and updated at specified intervals.  The MCO develops its formulary with input from actively practicing practitioners and makes the formulary available to its practitioners.  The MCO with a closed formulary has an exceptions policy in place.

X
UM 11 Ensuring Appropriate Service and Coverage
	*11.1	Data to detect potential underutilization and overutilization is monitored	X
		• monitors utilization data for organization as a whole/for individual product lines	X

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Utilization Management Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
		• *monitors utilization data across practices and provider sites for PCP and high volume specialists to detect potential under/overutilization		X
	*11.2	All data collected to detect underutilization and overutilization is routinely analyzed		X
	*11.3	Implements appropriate interventions whenever it identifies under utilization or over utilization		X
	*11.4	There are measurements to ascertain whether the interventions have been effective and implements strategies to achieve appropriate utilization		X
*11.5

Policies for informing practitioners, providers and staff who make utilization-related decisions of the need for special concern about the risks of under utilization are implemented.  A statement to all practitioners, providers, members and employees is distributed which affirms that:

X
• decision making based on appropriateness of care and service
• there is no compensation of practitioners or other individuals conducting utilization review for denials of service or coverage
• financial incentives for UM decision makers do not encourage denials of coverage or service
UM 12 *Delegation of UM
	12.1	A mutually agreed upon document describes:		X
• responsibilities of delegated agency and entity
• the delegated activities
• frequency of reporting
• process utilized to evaluate delegated agency’s performance
• remedies available if obligations are not fulfilled
	12.2	There is evidence that		X
• delegated agency’s capacity to perform activities prior to delegation is evaluated
• the delegated agency’s UM program is approved annually
• reports as specified in 12.1 are evaluated
• there is annual evaluation on whether delegated agency’s activities are conducted in accordance with the entity’s expectations/NCQA standards

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Credentialing and Recredentialing Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
CR 1 *Credentialing Policies
	1.1	Scope of practitioners covered		X
	1.2	Criteria and primary source verification information used to meet criteria		X
	1.3	Process used to make decisions		X
	1,4	Extent of delegated credentialing/recredentialing arrangements		X
	1.5	Practitioner’s right to review information submitted in support of applications		X
	1.6	Notification of information obtained that varies from information provided by practitioner		X
	1.7	Practitioner’s right to correct erroneous information		X
	1.8	Medical director or designated physician’s responsibility/participation in credentialing program		X
	1.9	Confidentiality of all information obtained in process		X
CR 2 *Credentialing Committee
		A credentialing committee that makes recommendations regarding credentialing decisions is designated		X
CR 3 *Initial Primary Source Verification
	3.1	License		X
	3.2	Clinical privileges		X
	3.3	DEA		X
	3.4	Education/training		X
• MDs/DOs: medical school/residency
• DCs: chiropractic college
• DDSs: dental school/specialty training
• DPMs: podiatry school/residency
	3.5	Board certification		X
	3.6	Work history		X
	3.7	Malpractice insurance		X
	3.8	Professional liability claims		X
CR 4 *Application and Attestation
	4.1	Inability to perform essential functions		X
	4.2	Lack of present illegal drug use		X
	4.3	History of loss of license/felony convictions		X
	4.4	History of loss/limitation of privileges/disciplinary activity		X
	4.5	Attestation by applicant of the correctness/completeness of application		X

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Credentialing and Recredentialing Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
CR 5 *Initial Sanction Information
	5.1	NPDB		X
	5.2	Sanctions/limitations on license from following agencies:		X
• State Board Medical Examiners, FSMB or Department of Professional Regulations
• State Board of Chiropractor/ClN-BAD
• State Board of Dental Examiners
• State Board of Podiatric Examiners
	5.3	Medicare and Medicaid		X
CR 6 *Initial Credentialing Site Visits (All potential Primary Care Practitioners and Obstetricians/Gynecologists)
	6.1	Review that evaluates site		X
	6.2	Evaluation of medical record keeping practices		X
CR 7 *Recredentialing Primary Source Verification:
Practitioners are formally recredentialed at least every two years. During the recredentialing process, verification of at least the following information from primary sources is obtained:
	7.1	License		X
	7.2	Clinical privileges		X
	7.3	DEA		X
	7.4	Board certification		X
	7.5	Malpractice insurance		X
	7.6	Professional liability claims		X
	7.7	Attestation by applicant regarding:		X
• inability to perform essential functions
• lack of present illegal drug use
CR 8 *Recredentialing Sanction Information
	8.1	NPDB		X
	8.2	Sanctions/limitations on license from following agencies:		X
• State Board Medical Examiners, FSMB or Department of Professional Regulations
• State Board of Chiropractor/CIN-BAD
• State Board of Dental Examiners
• State Board of Podiatric Examiners

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Credentialing and Recredentialing Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
	8.3	Medicare and Medicaid		X
CR 9 * Performance Monitoring
The following data is incorporated into the recredentialing decision-making process for primary care practitioners
	9.1	Member complaints		X
	9.2	Information from quality improvement activities		X
	9.3	Member satisfaction (optional)		X
CR 10 *Recredentialing Site Visits (All Primary Care Practitioners who have more than 50 Members)
	10.1	Review that evaluates site		X
	10.2	Evaluation of medical record keeping practices		X
CR 11 *Practitioner Appeal Rights
There are policies and procedures for altering the conditions of the practitioner’s participation with the entity based on issues of quality of care and service
	11.1	Procedures for reporting quality deficiencies that could result in a practitioner’s suspension or termination		X
	11.2	Description of appeal process/practitioners are informed of the appeal process		X
CR 12 *Assessment of Organizational Providers (hospitals, home health agencies, skilled nursing facilities and nursing homes and free standing surgical centers)
There are written policies and procedures for the initial and ongoing assessment of organizational providers with which it intends to contract.
	12.1	Confirms good standing with state/federal regulatory bodies	X
	12.2	Confirms accreditation	X
	12.3	If not approved, develop/implement standards of participation and review for compliance	X
	12.4	At least every 3 years, confirms continued good standing with state/federal regulatory bodies and, if applicable, accrediting body	X
CR 13 *Delegation of Credentialing
	13.1	A mutually agreed upon document describes:	X	X

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Credentialing and Recredentialing Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
• responsibilities of delegated agency and entity
• the delegated activities
• process utilized to evaluate delegated agency’s performance
• remedies available if obligations are not fulfilled
	13.2	The right to approve/retain/terminate/suspend practitioners, providers and sites is retained	X	X
	13.3	There is evidence that:	X	X
• delegated agency’s capacity to perform activities prior to delegation is evaluated
• there is annual evaluation on whether delegated agency’s activities are conducted in accordance with the entity’s expectations/NCQA standards

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Members’ Rights and Responsibilities Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
RR 1 *Statement of Members’ Rights and Responsibilities
		A written policy addresses the following members’ rights/responsibilities:	X
	1.1	Right to receive information about the entity, its services, its practitioners/providers	X
	1.2	Right to be treated with respect, recognition of their dignity and right to privacy	X
	1.3	Right to participate with practitioners in decision making	X
	1.4	Right to a candid discussion of treatment options	X
	1.5	Right to voice complaints/appeals about the entity or care provided	X
	1.6	Responsibility to provide information regarding care	X
	1.7	Responsibility to follow instructions for care	X
RR 2 *Distribution of Rights Statements to Members and Practitioners
		The policy on members’ rights and responsibilities is distributed to members and participating practitioners	X
RR 3 Policies for Complaints and Appeals
	*3.1	Procedures for registering and responding to oral/written complaints include:	X	X
• documentation of complaint/action taken
• investigation of complaint
• notification to member of disposition of complaint/right to appeal
• timeliness in responding to complaints that accommodate clinical urgency of the situation
	*3.2	Procedures for registering/responding to oral and written 1st level appeals include:		X
• appeal process notification to member within 5 working days of receiving request for 1st level appeal
• documentation of appeal and action taken
• investigation of appeal
• resolution of the appeal, including:
• panel appointed to review 1st level appeal not involved in initial determination

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Members’ Rights and Responsibilities Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
• of appointed panel, at least 1 practitioner in similar or same specialty
• if written decision is not made within 15 days, reason for the delay is issued to the member/Health Plan by the 15th day and resolution by the 30th day is provided
• for acute/urgent appeal, the expedited appeals procedure is followed:
• written notification to member of disposition of appeal/right to appeal further
	3.3	Procedure for registering/responding to 2nd level appeals	X	X
	*3.4	Procedure for allowing practitioner/member representative to act on behalf of the member	X	X
RR 4 *Appropriate Handling of Complaints and Appeals

Members’ complaints and 1st level appeals are adjudicated in a thorough, appropriate, and timely manner.  All the requirements of standard RR3 for 1st level appeals and its own standards for handling the following are met:

X
	4.1	Complaints about clinical care		X
	4.2	Complaints about service		X
	4.3	Appeals		X
RR 5 Subscriber Information
		Each subscriber is provided with the information needed to understand benefit coverage and obtain care	X
	5.1	Written information about benefits/charges applicable to subscriber addresses:	X
• benefits/services included in, and excluded from, coverage
• drug formulary information
• copayments/other charges for which the member is responsible
• restrictions on benefits
• instructions on submitting claims
	5.2	Written instructions provided to members addresses how to obtain primary/specialty care:	X
• *information regarding participating practitioners
• *primary care services, including points of access

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Members’ Rights and Responsibilities Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
• *specialty, behavioral and hospital care/services
• *care after normal office hours
• *emergency care
• care/coverage when out of area
	5.3	Written information provided to members addresses how to:	X
• *voice a complaint
• *appeal decision that affects member’s coverage/benefits/relationship to organization
• how new technology for inclusion as a covered benefit is evaluated
	5.4	Notification to members of practitioner or practice site termination and helps with selection of new practitioner or practice site	X
RR 6 Member Confidentiality
The confidentiality of member information and records is protected
	*6.1	Written confidentiality policies and procedures to ensure confidentiality of member information is adopted/implemented	X	X
	*6.2	Contract explicitly states expectations regarding confidentiality of member information/records		X
	6.3	Data shared with employers, whether fully insured or self-insured, are not implicitly or explicitly member identifiable, unless specific consent is provided by members	X
	6.4	Patients have opportunity to consent/deny release of information, except when required by law		X
	6.5	Communicates to prospective members its policies/practices regarding collection/use/disclosure of medical information	X	X
6.6

Informs members, practitioners and providers of policies/procedures on obtaining consents for use of member medical information, allowing members access to their medical records and protecting access to member medical information

			X	X
	6.7	Designates internal review board to create/review confidentiality policies and procedures	X	X
RR 7 Marketing Information
		BCC ensures that communications with prospective members correctly and thoroughly represent the benefits and operating procedures of the organization	X

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Members’ Rights and Responsibilities Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
RR 8 *Delegation of Members’ Rights and Responsibilities
	8.1	A mutually agreed upon document describes:	X	X
• responsibilities of delegated agency and entity
• the delegated activities
• frequency of reporting
• process utilized to evaluate the delegated agency’s performance
• remedies available if obligations are not fulfilled
	8.2	There is evidence that:	X	X
• delegated agency’s capacity to perform activities prior to delegation is evaluated
• regular reports as specified in 8.1 are evaluated
• there is an annual evaluation on whether delegated agency activities are conducted in accordance with the entity’s expectations/NCQA standards

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Preventive Health Services Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
PH 1 *Adoption of Preventive Health (PH) Guidelines
	1.1	There are guidelines for following categories:	X
• preventive care for infants up to 24 months
• preventive care for children/adolescents, 2-19 years
• prenatal and perinatal care
• preventive care for adults 20-64 years
• preventive care for elderly 65 and older
1.2

Guidelines describe recommended prevention and/or early detection interventions and frequency/conditions under which interventions are required.  Documents scientific basis/authority upon which guidelines are based

X
	1.3	Practitioners are involved in adoption of guidelines	X
	1.4	Guidelines have been available for at least 2 years	X
	1.5	Guidelines in place at least 2 years are reviewed/updated at least every 2 years	X
PH 2 *Distribution of Guidelines to Practitioners
		Distribution of preventive health guidelines and any updates to practitioners occurs	X
PH 3 Health Promotion with Members
	3.1	Guidelines distributed to members annually	X
	*3.2	Members are encouraged to use health promotion, education and services available	X
	*3.3	Members, identified as high risk, are urged to use health promotion/prevention services	X
PH 4 *Delegation of PH
	4.1	A mutually agreed upon document describes:	Not Applicable
• responsibilities of delegated agency and entity
• the delegated activities
• frequency of reporting
• process utilized to evaluate the delegated agency’s performance
• remedies available if obligations are not fulfilled
	4.2	There is evidence that:	Not Applicable
• delegated agency’s capacity to perform activities prior to delegation is evaluated

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Preventive Health Services Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
• the delegated agency’s PH workplan is approved annually
• regular reports as specified in 4.1 are evaluated
• there is an annual evaluation on whether delegated agency activities are conducted in accordance with the entity’s expectations/NCQA standards

*BCC Oversight Monitoring Required

Party Responsible For Compliance Activity
Medical Record Compliance Activity Standard	NCQA Std	Compliance Activity Performance Measurement	Blue Cross	Participating Medical Group
MR 1 *Medical Record Documentation Standards
		Medical records will be maintained in a manner that is current, detailed, and organized and permits effective and confidential patient care and quality review		X
	1.1	Medical record confidentiality policies and procedures are maintained		X
	1.2	Medical record documentation standards are maintained and distributed to practice sites		X
	1.3	Organized medical record keeping system and standards for the availability of medical records appropriate to the practice site		X
MR 2 *MCO Review of Medical Records
	2.1	At least every 2 years, review of medical records from primary care practice sites is conducted		X
	2.2	There is a mechanism to assess the effectiveness of corrective action plans to ascertain improved compliance		X
MR 3 *Compliance with NCQA Medical Records Standards
		Documentation of items on the NCQA medical record review summary sheet demonstrates that medical records are in conformity with good professional medical practice and appropriate health management		X
MR 4 *Delegation of Medical Records
	4.1	A mutually agreed upon document describes:		X
• responsibilities of delegated agency and entity
• the delegated activities
• frequency of reporting
• process utilized to evaluate the delegated agency’s performance
• remedies available if obligations are not fulfilled
	4.2	There is evidence that:		X
• delegated agency’s capacity to perform activities prior to delegation is evaluated
• the delegated agency’s MR workplan/MR program description if approved annually
• regular reports as specified in 4.1 are evaluated
• there is an annual evaluation on whether delegated agency activities are conducted in accordance with the entity’s expectations/NCQA

*BCC Oversight Monitoring Required

Attachment 2

CaliforniaCare
Annual Documentation Submission Requirements

Delegated Compliance Activity Standards Group	Required Documentation Materials	Documentation Submission Deadline	BLUE CROSS Contact Person
Utilization Management	Written and approved Utilization Management Plan (including signature page) consistent with BLUE CROSS HMO criteria.	15 days following PARTICIPATING MEDICAL GROUP UM Committee approval	Quality Management Analyst

	UM Workplan	1/31

	Quarterly Utilization Management Reports (California HMO Quality Management Coalition format preferred)	4/30, 7/31, 10/31, 1/31

	Annual UM Program Evaluation	1/31

Quality Management	Written and approved Quality Management Plan (including signature page) consistent with BLUE CROSS HMO criteria.	15 days following PARTICIPATING MEDICAL GROUP QM Committee Approval	Quality Management Analyst

	QM Workplan	1/31

	Quarterly Quality Management Reports (California HMO Quality Management Coalition format preferred).	4/30,7/31,10/31. 1/31

	Annual QM Program Evaluation	1/31

Delegated Compliance Activity Standards Group	Required Documentation Materials	Documentation Submission Deadline	BLUE CROSS Contact Person
Credentialing/ Recredentialing/Peer Review	Written and approved Credentialing/Recredentialing/Peer Review Policies and Procedures consistent with BLUE CROSS HMO criteria.	15 days following PARTICIPATING MEDICAL GROUP Credentialing Committee approval	Quality Management Analyst

	Practitioner/Provider Roster.	Prior to on-site audits

Grievances and Appeals	Grievances and Appeals data consistent with BLUE CROSS HMO’s sample format.	Quarterly	Care Management Department

Health Management	Roster of Health Education/Promotion Programs and offered to members. Health Management program effectiveness evaluation (may be included in Annual QM Program Evaluation).	10/31 1/31	Health Promotion Department Quality Management Analyst

Corrective Action Plan (if applicable)	Corrective action plan addressing any identified audit deficiencies in BLUE CROSS Audit Summation letter.	30 days from letter notification	Quality Management Analyst

Encounter Data	Electronic submission of ambulatory encounter data.	Monthly	Integrated Medical Systems

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